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                                  ANNUAL REPORT

                                 AUGUST 31, 1998

                           VISTA CAPITAL ADVANTAGE(SM)

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                   Vista Fund Distributors, Inc., distributor
                  This report must be accompanied or preceded
              by a current prospectus for Vista Capital Advantage

           Table of Contents

     1     Letter from the Chairman

           Performance & Commentary
     2     Growth and Income
     3     Capital Growth
     4     International Equity
     5     Asset Allocation
     6     U.S. Government Income
     7     Money Market

           Portfolio of Investments
     8     Growth and Income
    10     Capital Growth
    12     International Equity
    16     Asset Allocation
    18     U.S. Government Income
    18     Money Market

           Mutual Fund Variable Annuity Trust
    19     Statement of Assets & Liabilities
    20     Statement of Operations
    21     Statement of Changes in Net Assets
    22     Financial Highlights

 23-28     Notes to Financial Statements

 -------------------------------------------------------------------------------
 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC,
 FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 -------------------------------------------------------------------------------

VISTA
CAPITAL ADVANTATAGE
MANAGED BY CHASE MANHATTAN



October 1, 1998


Dear Vista Capital Advantage Contract Owner:


Enclosed is the August 31, 1998 Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.


The table below shows the one year and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at fiscal year-end, August 31, 1998. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)


The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.


             Anchor National Life Insurance Company Policy Holders
                   Average Annual Total Return as of 8/31/98(2)

--------------------------------------------------------------------------
Portfolio (Contract Inception Date)          One-Year      Since Inception
--------------------------------------------------------------------------
 Growth and Income (3/13/95)                 (12.79%)         14.14%
 Capital Growth (3/13/95)                    (23.63%)         10.00%
 International Equity (3/13/95)               (9.89%)          2.35%
 Asset Allocation (3/13/95)                   (7.45%)          9.63%
 U.S. Government Income (7/13/95)              3.50%           3.74%
 Money Market (6/2/95)(3)                     (2.46%)          2.12%
   7-day current yield as of 8/31/98; 3.47%

        First SunAmerica Life Insurance Company Policy Holders (New York)
                   Average Annual Total Return as of 8/31/98(2)

--------------------------------------------------------------------------
Portfolio (Contract Inception Date)          One-Year       Since Inception
--------------------------------------------------------------------------
Growth and Income (12/6/95)                  (12.81%)      10.18%
Capital Growth (12/6/95)                     (23.66%)       4.40%
International Equity (12/22/95)               (9.95%)      (0.97%)
Asset Allocation (12/22/95)                   (7.47%)       6.97%
U.S. Government Income (12/22/95)              3.54%        3.05%
Money Market (12/22/95)(3)                    (2.49%)       1.78%
  7-day current yield as of 8/31/98; 3.44%



Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.




Sincerely,

/s/ Fergus Reid

Fergus Reid
Chairman

-------------

(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59-1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.


(3) There can be no assurance that the underlying fund will be able to maintain a stable net asset value of $1.00 per share and fund shares themselves are not insured or guaranteed by the U.S. Government.

The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

--------------------------------------------------------------------------------
Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
--------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                  Letter from the Chairman                page 1


                                                                 October 1, 1998



Dear Vista Capital Advantage Investor:

We are pleased to present this annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the one-year period ended August 31, 1998. This report summarizes each portfolio's performance in light of events in the financial markets and the economy.


U.S. Economy Remains Healthy But Concerns Linger

Economic conditions were generally good throughout the period. Inflation was benign, and interest rates fell to record lows. Early in 1998, many economists thought the Federal Reserve might raise rates, but the economic turmoil in southeast Asia and its potential impact on the U.S. kept the Fed from taking this stand. As the period came to a close, the economy was slowing and the problems in Asia were worsening, which eventually encouraged the Fed to lower rates in September (after our reporting period). It was the Fed's first rate cut since December, 1996.


U.S. Equities Advance Amidst High Volatility

U.S equities posted positive gains but not without significant volatility along the way. The volatility began in October, 1997 when stock prices tumbled around the globe due to concerns over Asia's financial crisis. Before yearend, stocks rebounded to complete the best consecutive three-year performance period in stock market history. After retreating in January, stocks rallied over the next few months, as concerns over the Asian crisis waned. Those worries re-surfaced in the spring but did not stop the market from climbing to new highs. In mid-July, the Russian financial crisis hit, raising new fears about the global economy and causing equity prices to fall worldwide. President Clinton's troubles put more pressure on stock prices as the period came to a close.


Europe Advances While Japan Continues to Slide

Most European markets fared well, while markets in Japan and southeast Asia and Latin America trended lower. European markets benefitted from falling interest rates, corporate restructuring and generally good earnings. Japan's weak economy and problem-laden banking system kept its stock market under pressure. Southeast Asian markets were hurt by the staggering economic and currency crisis in the region, while most Latin American markets were negatively impacted by the problems in Asia.


Bond Market Rallies As Interest Rates Tumble

The bond market enjoyed strong performance as long-term interest rates fell sharply. Interest rates began their steep decent in October, 1997, as deepening concerns over the Asian financial crisis gripped global financial markets. Bonds stayed in a relatively narrow trading range early in 1998, but when the turmoil in Asia re-surfaced, the rate slide resumed and bond prices moved higher. Early in the summer, the full impact of Russia's economic troubles emerged, raising serious concerns over the global economy and sending rates even lower. By the end of the period, the yield on the 30-year Treasury bond was at a historic low of 5.26%, down from 6.61% at the start of the period.


Sincerely,


/s/ Fergus Reid

Fergus Reid
Chairman
page 2   Growth and Income Portfolio

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.


Performance

The Growth and Income Portfolio produced a total return of -5.45% for the one-year period ended August 31, 1998.


Strategy

Despite superior stock selection within several sectors, a series of external events from mid-July through the end of August had a negative effect on the equity market and, in turn, the Portfolio's performance.

The stock market's summer swoon was predominantly due to the impact of southeast Asia's ongoing economic and political crisis, deepening financial problems in Russia and domestic political uncertainty resulting from President Clinton's personal problems.

Leading up to the correction, the Portfolio was faring well. Early in the period, we benefitted from our exposure to financial stocks, consumer cyclicals, utilities, health care and consumer staples. While we were underweighted in technology, several stocks in this sector also contributed favorably to performance.

Additionally, the Fund profited from its investment in phar- maceutical stocks and, later in the period, undervalued HMO stocks. Finally, our exposure to economically sensitive stocks proved beneficial to shareholders, thanks in large part to the strength of the domestic economy.

As the period progressed, we became increasingly cautious in our investment approach and, in doing so, slightly reduced our exposure to equities. This strategy proved effective in protect- ing shareholder capital from even greater exposure to the stock market's sharp turnaround late in the period.

Outlook

Looking ahead, we expect the stock market to remain vola- tile given the global political and economic uncertainty. While the U.S. economy remains in relatively good health, we expect it too slow in the months ahead and corporate earnings to remain under pressure.

In this environment, stock selection will remain critically important in achieving above-average market results. We intend to focus much of our efforts on finding fundamen- tally sound companies in sectors that have lagged the market and now offer good relative value.



Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $17,098 from inception on 3/1/95 through 8/31/98.*

Investment Results

--------------------------------------------------------------------------------
                   Average Annual Total Return as of 8/31/98

 One year                                                          (5.45%)
 Since Inception (3/1/95)                                          16.53%
--------------------------------------------------------------------------------


[PLOT POINTS FOR GROWTH & INCOME CHART]

                  Growth and
                    Income                S&P 500
Mar-95              10000                 10000
Apr-95              10270                 10295
                    10410                 10597
Jun-95              10730                 11020
                    11000                 11276
Aug-95              11460                 11649
                    11480                 11678
Oct-95              11710                 12171
                    11480                 12127
Dec-95              11960                 12659
                    12150                 12903
Feb-96              12558                 13342
                    12767                 13466
Apr-96              13019                 13595
                    13228                 13795
Jun-96              13375                 14149
                    13344                 14203
Aug-96              12893                 13575
                    13344                 13861
Oct-96              13941                 14641
                    14161                 15045
Dec-96              15051                 16181
                    14768                 15861
Feb-97              15603                 16850
                    15543                 16983
Apr-97              14899                 16287
                    15579                 17258
Jun-97              16569                 18312
                    17214                 19127
Aug-97              18609                 20648
                    18084                 19491
Oct-97              18931                 20558
                    18562                 19871
Dec-97              19170                 20791
                    19436                 21149
Feb-98              19118                 21381
                    20487                 22923
Apr-98              21428                 24096
                    21179                 24342
Jun-98              20723                 23923
                    21096                 24894
Aug-98              20418                 24631
                    17098                 21071

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the perforance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                   Capital Growth Portfolio               page 3


The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.


Performance

The Capital Growth Portfolio produced a total return of -16.38% for the one-year period ended August 31, 1998.


Strategy

The stock market sell-off that took place from mid-July through the end of August had the most significant impact on the Portfolio's performance.

The period began with stocks performing well, but in late 1997, the equity market experienced significant turbulence due to the outbreak of the economic and currency crisis in southeast Asia. By the end of 1997, however, these fears waned and stock prices resumed their rise.

Early in 1998, prudent sector allocation decisions and good performance by several stocks contributed favorably to performance. Some of the Portfolio's top performers during this period included American Management Systems, a leading information technology consulting firm; Transatlantic Holdings, an insurance company purchased by AIG, and Lear, an auto parts supplier.

Specific industry sectors that contributed favorably to the Portfolio's performance during that period included financial stocks, which benefitted from the wave of merger and acquisition activity within the industry, and consumer cyclical stocks, such as retailers, which were helped by a robust economy.

The Asian crisis, however, again became a major factor in May. When Russia's financial problems worsened in the summer, the prospect of an economic slowdown shook the financial markets. President Clinton's personal troubles added a layer of political uncertainty to an already fragile market. Particularly under pressure in this environment were small and medium sized companies favored by the fund.


Outlook

The recent market pullback has created good long-term values in certain industry groups. However, given the problems and concerns currently hanging over the market (Asian turmoil, U.S. political uncertainty, etc.), we expect the market to remain choppy in the months ahead.

We plan to maintain our cautious investment approach. We intend to focus on companies with the prospects of generating good earnings despite the state of the economy. As is the case in this type of environment, stock selection will be key in outperforming the broader averages.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $15,153 from inception on 3/1/95 through 8/31/98.*


Investment Results

--------------------------------------------------------------------------------
                    Average Annual Total Return as of 8/31/98

 One year                                                           (16.38%)
 Since Inception (3/1/95)                                            12.58%
--------------------------------------------------------------------------------



[PLOT POINTS FOR CAPITAL GROWTH CHART]

                Capital           Russell
                Growth             2000
Mar-95          10000             10000
Apr-95          10350             10172
                10470             10398
Jun-95          10870             10577
                11140             11126
Aug-95          11830             11766
                11900             12010
Oct-95          12090             12225
                11660             11679
Dec-95          12220             12169
                12707             12490
Feb-96          12872             12477
                13077             12866
Apr-96          13674             13132
                14364             13835
Jun-96          14785             14380
                14405             13789
Aug-96          13571             12585
                14240             13316
Oct-96          14960             13837
                14765             13624
Dec-96          15526             14185
                15670             14557
Feb-97          16284             14848
                16041             14489
Apr-97          15276             13805
                15404             13843
Jun-97          16493             15383
                17141             16043
Aug-97          18322             16789
                18123             17173
Oct-97          19069             18430
                18485             17621
Dec-97          18707             17507
                18903             17813
Feb-98          18904             17531
                20287             18829
Apr-98          20998             19605
                20921             19712
Jun-98          20003             18650
                20184             18690
Aug-98          18865             17175
                15154             13840



Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 4    International Equity Portfolio

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.



Performance

The International Equity Portfolio produced a total return of -2.46% for the one-year period ended August 31, 1998.


Strategy

Early in the period, good corporate earnings, benign inflation and improving economic conditions in Europe helped propel stock prices on the continent. However, in the final two months of the period, Russia's deepening financial problems had a negative spillover effect on most European markets.

Japan's banking crisis and lingering economic recession along with the government's unwillingness to introduce a sound economic reform package kept Japanese stocks under pressure for much of the period. Latin American stocks trended lower due to the impact of the economic and currency crisis in southeast Asia.

Despite the slide in European equities during the last two months of the period, the Portfolio's overweighting in these securities helped bolster investment results. Through the first eight months of this year, several European markets were among the world's top performing markets.

The Portfolio's underweighting in Japan and southeast Asia also contributed favorably to performance. Southeast Asia was plagued by a sweeping economic and currency crisis that resulted in double-digit percentage declines in many markets throughout the region.


Outlook

Looking ahead, global economic uncertainty may continue to weigh heavily on international markets. We remain positive on the growth potential of European markets. The creation of the 11-country European Monetary Union, which takes effect this January, should be good for business. Moreover, economic conditions are still good.

In Asia, we intend to maintain our underweighting in Japan until the government institutes major reforms to repair the country's troubled banking system and the overall economy. Given the impact that southeast Asia can have on emerging markets, we remain neutral on Latin America.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $11,779 from inception on 3/1/95 through 8/31/98.*

Investment Results

--------------------------------------------------------------------------------
                    Average Annual Total Return as of 8/31/98

 One year                                                  (2.46%)
 Since inception (3/1/95)                                   4.78%
--------------------------------------------------------------------------------


[PLOT POINTS FOR INTERNATIONAL EQUITY CHART]

             International        MSCI
                Equity            EAFE
Mar-95          10000             10000
Apr-95          10180             10627
                10350             11029
Jun-95          10480             10900
                10470             10712
Aug-95          11010             11381
                11890             10950
Oct-95          11070             11167
                10910             10870
Dec-95          10870             11175
                10890             11628
Feb-96          11058             11678
                11132             11720
Apr-96          11427             11972
                11753             12322
Jun-96          11616             12098
                11679             12170
Aug-96          11121             11817
                11153             11845
Oct-96          11448             12162
                11300             12041
Dec-96          11690             12522
                11648             12365
Feb-97          11532             11934
                11798             12132
Apr-97          11752             12180
                11729             12248
Jun-97          12214             13047
                12688             13769
Aug-97          13289             13995
                12075             12952
Oct-97          12734             13680
                11729             12632
Dec-97          11659             12506
                11816             12619
Feb-98          12097             13199
                12867             14049
Apr-98          13442             14485
                13748             14602
Jun-98          13797             14535
                13626             14648
Aug-98          14017             14801
                11779             12970



Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                           Asset Allocation Portfolio    page 5

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed income obligations.


Performance

The Asset Allocation Portfolio produced a total return of -0.04% for the one-year period ended August 31, 1998.


Strategy

The Portfolio's asset allocation strategy contributed favorably to performance. Early in the reporting period, we decreased our exposure to equities due to our concerns over the Asian financial crisis. We raised our stock market exposure early in 1998 when the turmoil appeared to wane, and scaled back our equity investments before the stock market's summer selloff.

Good stock selection, especially in the financial, telecommunications and consumer cyclical areas, also contributed positively to the Portfolio's investment results. Additionally, our underweighting in technology helped performance, as these stocks came under intense pressure each time the Asian crisis weighed heavily on the global financial markets.

Many sectors that bolstered the Portfolio during the stock market's strong rally in late 1997 and early in 1998 hindered performance when equities declined late in the period. Utilities and telecommunications were among the exceptions. The Portfolio's exposure to small and medium cap stocks also detracted from performance, as secondary issues under-performed their large-cap counterparts.

The Portfolio's exposure to fixed-income securities and management's decision to maintain a higher-than-average duration buoyed performance as a result of the sharp decline in interest rates. Additionally, management's decision to reduce the Portfolio's investment in bonds with exposure to the Asian crisis proved rewarding for shareholders.


Outlook

Looking ahead, we expect to maintain our relatively defensive asset allocation strategy given our belief that earnings growth will slow due to the Asian financial crisis. However, as the economy tapers off and that slowdown is, in our judgment, fully reflected in stock prices, we intend to increase gradually our exposure to equities, particularly among undervalued small stocks.

Given our forecast for slower economic growth, we intend to remain overweighted in fixed income securities and to maintain our above-average duration in anticipation of lower interest rates.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $15,004 from inception on 3/1/95 through 8/31/98.*

Investment Results

--------------------------------------------------------------------------------
                   Average Annual Total Return as of 8/31/98

 One year                                                     (0.04%)
 Since Inception (3/1/95)                                     12.27%
--------------------------------------------------------------------------------


[PLOT POINTS FOR ASSET ALLOCATION CHART]

           Asset            60% S&P 500/
         Allocation     40% Lehman Gov't Bond
Mar-95     10000              10000
Apr-95     10160              10202
           10270              10435
Jun-95     10570              10854
           10730              11038
Aug-95     10980              11241
           11040              11311
Oct-95     11200              11641
           11120              11687
Dec-95     11440              12068
           11595              12275
Feb-96     11880              12556
           11935              12524
Apr-96     12045              12555
           12133              12634
Jun-96     12198              12821
           12231              12916
Aug-96     12001              12587
           12242              12735
Oct-96     12627              13250
           12835              13585
Dec-96     13362              14295
           13220              14067
Feb-97     13596              14600
           13557              14677
Apr-97     13194              14253
           13596              14846
Jun-97     14102              15440
           14465              15925
Aug-97     15321              16866
           15010              16232
Oct-97     15464              16863
           15360              16642
Dec-97     15646              17138
           15822              17387
Feb-98     15723              17606
           16358              18349
Apr-98     16809              18934
           16767              19082
Jun-98     16640              18963
           16879              19511
Aug-98     16513              19398
           15004              17918

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 6    U.S. Government Income Portfolio

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.


Performance

The U.S. Government Income Portfolio produced a total return of 11.12% for the one-year period ended August 31, 1998.


Strategy

The sharp decline in interest rates and management's duration strategy were chiefly responsible for the Portfolio's superior investment results.

Early in the period, in anticipation of a flattening yield curve, management employed a barbell strategy, meaning the Portfolio was overweighted in long-term bonds (those with maturities over 10 years) and short-term bonds (those with maturities between one and four years.) This strategy proved beneficial to shareholders, as interest rates fell sharply in late 1997 and again in the final three months of the period. The primary driver behind the decline in rates was concern among investors over the impact of the Asian financial crisis on the global economy.

During the period, we maintained an above-average duration due to our belief that interest rates would fall in light of the global economic uncertainty. In anticipation of a subsequent flight to quality among investors, we maintained a heavy emphasis on Treasury securities. This strategy helped performance as Treasuries recorded solid gains.

Finally, the Portfolio's investment in asset-backed securities bolstered the annual dividend yield. During the first nine and a half months of the year, approximately $230 billion in asset-backed securities was issued, just shy of the annual record for public issuance ($236 billion) set last year.


Outlook

With the economy showing signs of slowing and the economic crisis in Asia still a threat to the global economy, we expect interest rates to continue to trend lower and bond prices to rise in the months ahead. Given this backdrop, we intend to maintain our above-average duration strategy through the end of this year and into 1999.

Any significant increase in interest rates will be viewed as an opportunity to increase the Portfolio's average duration and its income producing potential. As always, we will continue to maintain a high-quality portfolio by emphasizing U.S. government securities.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $13,178 from inception on 3/1/95 through 8/31/98.*

Investment Results
--------------------------------------------------------------------------------
                   Average Annual Total Return as of 8/31/98

 One year                                                     11.12%
 Since Inception (3/1/95)                                      8.19%
--------------------------------------------------------------------------------


[PLOT POINTS FOR U.S. GOVERNMENT INCOME CHART]

        Lehman Intrmd      U.S. Government
         U.S. Gov't        Income Portfolio
Mar-95     10000              10000
Apr-95     10050              10057
           10170              10180
Jun-95     10550              10488
           10620              10558
Aug-95     10570              10559
           10690              10655
Oct-95     10800              10732
           10950              10851
Dec-95     11100              10993
           11235              11109
Feb-96     11292              11204
           11027              11073
Apr-96     10924              11016
           10855              10978
Jun-96     10820              10969
           10970              11085
Aug-96     10993              11119
           10970              11128
Oct-96     11131              11282
           11350              11482
Dec-96     11152              11634
           11430              11559
Feb-97     11455              11604
           11430              11626
Apr-97     11304              11546
           11468              11681
Jun-97     11556              11778
           11683              11885
Aug-97     11998              12126
           11859              12066
Oct-97     12048              12206
           12238              12341
Dec-97     12288              12368
           12397              12467
Feb-98     12527              12631
           12527              12605
Apr-98     12566              12646
           12618              12709
Jun-98     12735              12802
           12878              12884
Aug-98     12891              12929
           13178              13132


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the perfor- mance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insur-ance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                                Money Market Portfolio    page 7

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.


Performance

The Money Market Portfolio produced a total return of 5.04% for the one-year period ended August 31, 1998.


Strategy

The Portfolio continued to provide investors with an attractive yield despite the decline in interest rates brought on by the impact of the Asian economic and currency turmoil on the global economy.

During the reporting period, the yield on the 3-month Treasury bill fell from
5.14 percent on August 31, 1997 to 4.80 percent on August 31, 1998. The yield on the one-year Treasury bill declined even more--from 5.80 percent at the start of the period to 4.78 percent by the end of the period.

Throughout much of the year, management maintained a longer-than-average duration in anticipation of falling interest rates. This strategy helped performance in late 1997 when Asia's financial problems drove down interest rates and again in mid-1998 when the turmoil re-surfaced, culminating with the near-collapse of Russia's economy.

Management's emphasis on Treasury securities also proved beneficial to shareholders. Inflows into the Treasury markets were strong, as domestic and international investors turned to the safe haven of U.S. Government securities amidst the uncertainty created by the Asian crisis.


Outlook

Our outlook for the Money Market Portfolio remains positive. Investor concerns over the global economy are unlikely to abate anytime soon. Given this backdrop, investors should continue to favor high quality, liquid investments, such as those in our portfolio.

page 8    Growth & Income Portfolio
          Portfolio of Investments August 31, 1998

    Shares                        Issuer                         Value
    ------                        ------                         -----
               LONG-TERM INVESTMENTS--94.7%
               COMMON STOCK--94.7%
               AEROSPACE--0.9%
      3,300    GENERAL DYNAMICS CORP. .....................  $   156,956
                                                             -----------
               AGRICULTURAL PRODUCTION/SERVICES--1.5%
      8,100    UNIVERSAL CORP. ............................      255,150
                                                             -----------
               AIRLINES--1.9%
      5,900    AMR CORP.* .................................      321,550
                                                             -----------
               AUTOMOTIVE--2.3%
      9,000    FORD MOTOR CO. .............................      396,000
                                                             -----------
               BANKING--7.7%
      2,600    COMERICA, INC. .............................      135,850
      2,500    CULLEN/FROST BANKERS, INC. .................      106,875
     10,900    FIRSTSTAR CORP. ............................      422,375
      2,500    NATIONAL CITY CORP. ........................      146,875
      7,400    NATIONSBANK CORP. ..........................      421,800
      5,300    NORTH FORK BANCORP., INC. ..................      100,700
                                                             -----------
                                                               1,334,475
                                                             -----------
               BIOTECHNOLOGY--0.4%
      1,700    BIOGEN, INC. ...............................       78,625
                                                             -----------
               CHEMICALS--0.5%
      6,400    CROMPTON & KNOWLES CORP. ...................       93,600
                                                             -----------
               COMPUTER SOFTWARE--4.0%
      7,800    COMPUTER SCIENCES CORP.* ...................      441,188
      4,300    MASTECH CORP. ..............................       88,284
      4,200    PLATINUM TECHNOLOGY, INC.* .................       78,750
      4,900    SYMANTEC CORP.* ............................       80,238
                                                             -----------
                                                                 688,460
                                                             -----------
               COMPUTERS/COMPUTER HARDWARE--5.9%
      8,000    EMC CORP.* .................................      361,500
      7,700    GATEWAY 2000, INC.* ........................      364,306
      1,600    LEXMARK INTERNATIONAL GROUP, INC.
               (GERMANY)* .................................       96,900
      4,000    STORAGE TECHNOLOGY CORP.* ..................       87,000
      2,900    SUN MICROSYSTEMS, INC.* ....................      114,912
                                                             -----------
                                                               1,024,618
                                                             -----------
               CONSUMER PRODUCTS--3.4%
     14,200    PHILIP MORRIS COMPANIES, INC. ..............      590,187
                                                             -----------
               DIVERSIFIED--3.2%
      8,400    CANADIAN PACIFIC, LTD. .....................      159,075
     15,300    CBS CORP. ..................................      397,800
                                                             -----------
                                                                 556,875
                                                             -----------
               FINANCIAL SERVICES--5.5%
      2,261    ASSOCIATES FIRST CAPITAL CORP. .............      133,670
     11,600    FEDERAL HOME LOAN MORTGAGE CORP. ...........      458,200
      6,700    MORGAN STANLEY, DEAN WITTER & CO. ..........      389,019
                                                             -----------
                                                                 980,889
                                                             -----------

    Shares                        Issuer                         Value
    ------                        ------                         -----
               FOOD/BEVERAGE PRODUCTS--1.3%
      3,900    PEPSICO., INC. .............................  $   107,981
      2,300    QUAKER OATS CO. ............................      122,187
                                                             -----------
                                                                 230,168
                                                             -----------
               HEALTH CARE/HEALTH CARE SERVICES--5.7%
      4,900    COLUMBIA/HCA HEALTHCARE CORP. ..............      110,556
      5,200    CONCENTRA MANAGED CARE, INC.* ..............       66,625
      4,900    HBO & CO. ..................................      104,125
     26,900    HEALTHSOUTH CORP.* .........................      509,419
      4,700    TENET HEALTHCARE CORP.* ....................      121,319
      4,000    TOTAL RENAL CARE HOLDINGS, INC.* ...........       76,000
                                                             -----------
                                                                 988,044
                                                             -----------
               INSURANCE--4.7%
     12,100    ALLSTATE CORP. .............................      453,750
      2,000    EXEL LTD. (BERMUDA) ........................      133,625
      7,800    RELIANCE GROUP HOLDINGS, INC. ..............       98,475
      2,900    TRAVELERS, INC. ............................      128,687
                                                             -----------
                                                                 814,537
                                                             -----------
               MANUFACTURING--4.3%
      3,500    INGERSOLL-RAND CO. .........................      139,125
      9,700    JOHNSON CONTROLS ...........................      415,281
      3,100    PENTAIR, INC. ..............................       86,412
      4,100    UNITED DOMINION INDUSTRIES, LTD. ...........       99,681
                                                             -----------
                                                                 740,499
                                                             -----------
               MEDIA/ADVERTISING--0.9%
      3,100    OMNICOM GROUP, INC. ........................      147,637
                                                             -----------
               METALS/MINING--0.8% ........................
      2,300    ALUMINUM CO. OF AMERICA (ALCOA) ............      137,713
                                                             -----------
               OFFICE/BUSINESS EQUIPMENT--2.2%
      4,400    XEROX CORP. ................................      386,375
                                                             -----------
               OIL & GAS--3.7%
      3,300    BJ SERVICES CO.* ...........................       41,663
     15,300    COASTAL CORP. ..............................      397,800
      2,100    MOBIL CORP. ................................      145,163
      2,200    ULTRAMAR DIAMOND SHAMROCK CORP. ............       50,875
                                                             -----------
                                                                 635,501
                                                             -----------
               PACKAGING--2.2%
     12,400    OWENS-ILLINOIS, INC.* ......................      386,725
                                                             -----------
               PHARMACEUTICALS--3.9%
      6,400    SCHERING-PLOUGH CORP. ......................      550,400
      2,200    SMITHKLINE BEECHAM PLC, ADR (UNITED
               KINGDOM) ...................................      125,125
                                                             -----------
                                                                 675,525
                                                             -----------
               PRINTING & PUBLISHING--1.0%
      5,800    NEW YORK TIMES CO., CLASS A ................      168,200
                                                             -----------
               REAL ESTATE INVESTMENT TRUST--1.3%
      6,000    BRANDYWINE REALTY TRUST ....................      108,000
      3,920    ESSEX PROPERTY TRUST, INC. .................      111,475
                                                             -----------
                                                                 219,475
                                                             -----------

                       See notes to financial statements.

                              Growth and Income Portfolio (continued)     page 9
                             Portfolio of Investments August 31, 1998





     Shares                          Issuer                          Value
     ------                          ------                          -----
                RESTAURANTS/FOOD SERVICES--1.0%
        5,500   CKE RESTAURANTS, INC. .......................... $   170,500
                                                                 -----------
                RETAILING--10.0%
        3,000   COSTCO COMPANIES, INC. A* ......................     141,188
        2,900   CVS CORP. ......................................     105,488
        8,800   FEDERATED DEPARTMENT STORES* ...................     383,350
       12,600   KROGER CO.* ....................................     567,000
        6,700   NEIMAN-MARCUS GROUP, INC.* .....................     162,894
       14,500   OFFICE DEPOT, INC.* ............................     369,750
                                                                 -----------
                                                                   1,729,670
                                                                 -----------
                TELECOMMUNICATIONS--3.8%
        3,100   BELLSOUTH CORP. ................................     212,544
        2,300   TELLABS, INC.* .................................      97,175
        8,700   WORLDCOM, INC.* ................................     356,156
                                                                 -----------
                                                                     665,875
                                                                 -----------
                UTILITIES--8.3%
        3,600   CMS ENERGY CORP. ...............................     152,325
        9,800   CONSOLIDATED EDISON, INC. ......................     463,663
        7,400   DUKE ENERGY CORP. ..............................     461,575
        3,300   FPL GROUP INC. .................................     219,656
        5,900   LG&E ENERGY CORP. ..............................     151,188
                                                                 -----------
                                                                   1,448,407
                                                                 -----------
                WASTE MANAGEMENT--2.4%
        9,600   WASTE MANAGEMENT, INC.* ........................     423,600
                                                                 -----------
                TOTAL COMMON STOCK
                (COST $19,464,387) .............................  16,445,836
                                                                 -----------

     Shares                          Issuer                          Value
     ------                          ------                          -----
                WARRANTS--0.0%
                REAL ESTATE INVESTMENT TRUST--0.0%
          240   SECURITY CAPITAL GROUP, SER. B, 09/18/98
                (COST $0) ...................................... $         1
                                                                 -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $19,464,387)..............................  16,445,837
                                                                 -----------
   Principal
    Amount
  ----------
                SHORT-TERM INVESTMENTS--5.8%
                REPURCHASE AGREEMENT--5.8%
   $1,002,000   GREENWICH CAPITAL MARKETS, 5.80%, DUE 09/01/98,
                (DATED 08/31/98, PROCEEDS $1,002,161, SECURED BY
                U.S. TREASURY BOND, $625,000 AT 11.25%, DUE
                02/15/15; MARKET $1,026,495)
                (COST $1,002,000) ..............................   1,002,000
                                                                 -----------
                TOTAL INVESTMENTS--100.5%
                (COST $20,466,387).............................. $17,447,837
                                                                 ===========


                       See notes to financial statements.

page 10    Capital Growth Portfolio
           Portfolio of Investments August 31, 1998




    Shares                            Issuer                            Value
    ------                            ------                            -----
               LONG-TERM INVESTMENTS--84.3%
               COMMON STOCK--84.3%
               AGRICULTURAL PRODUCTION/SERVICES--1.4%
      5,000    UNIVERSAL CORP. ....................................  $  157,500
                                                                     ----------
               BANKING--4.1%
      6,500    CULLEN/FROST BANKERS, INC. .........................     277,875
      4,590    ZIONS BANCORP. .....................................     176,141
                                                                     ----------
                                                                        454,016
                                                                     ----------
               BIOTECHNOLOGY--2.3%
      5,500    BIOGEN, INC.* ......................................     254,375
                                                                     ----------
               BUSINESS SERVICES--2.4%
      5,000    PERSONNEL GROUP OF AMERICA, INC.* ..................      56,562
      6,500    SUNGARD DATA SYSTEMS, INC.* ........................     205,969
                                                                     ----------
                                                                        262,531
                                                                     ----------
               CHEMICALS--2.1%
      9,000    CROMPTON & KNOWLES CORP. ...........................     131,625
      4,500    CYTEC INDUSTRIES, INC.* ............................     102,938
                                                                     ----------
                                                                        234,563
                                                                     ----------
               COMPUTER SOFTWARE--6.7%
     10,000    AMERICAN MANAGEMENT SYSTEMS, INC.* .................     267,500
      9,000    PLATINUM TECHNOLOGY, INC.* .........................     168,750
     10,000    SYMANTEC CORP.* ....................................     163,750
      3,750    WIND RIVER SYSTEMS* ................................     140,625
                                                                     ----------
                                                                        740,625
                                                                     ----------
               COMPUTERS/COMPUTER HARDWARE--7.3%
      6,000    EMC CORP.* .........................................     271,125
      4,700    LEXMARK INTERNATIONAL GROUP, INC.
               (GERMANY)* .........................................     284,644
      7,000    QUANTUM CORP.* .....................................      80,062
      8,000    STORAGE TECHNOLOGY CORP.* ..........................     174,000
                                                                     ----------
                                                                        809,831
                                                                     ----------
               CONSUMER PRODUCTS--3.5%
      6,000    FURNITURE BRANDS INTERNATIONAL, INC.* ..............     134,250
      8,400    INTERFACE, INC. CLASS A ............................     102,900
     10,000    SHAW INDUSTRIES ....................................     151,250
                                                                     ----------
                                                                        388,400
                                                                     ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--2.4%
      5,000    WATERS CORP.* ......................................     269,375
                                                                     ----------
               ENVIRONMENTAL SERVICES--1.9%
     11,000    ALLIED WASTE INDUSTRIES, INC.* .....................     209,000
                                                                     ----------
               FINANCIAL SERVICES--5.2%
      6,000    BEAR STEARNS COMPANIES, INC. .......................     221,625
      3,000    FINOVA GROUP, INC. .................................     133,875
      4,000    THE PMI GROUP, INC. ................................     221,500
                                                                     ----------
                                                                        577,000
                                                                     ----------
               FOOD/BEVERAGE PRODUCTS--1.3%
      9,000    WHITMAN CORP. ......................................     139,500
                                                                     ----------
               HEALTH CARE/HEALTH CARE SERVICES--9.7%
     10,000    ASSISTED LIVING CONCEPTS ...........................     126,875


    Shares                            Issuer                            Value
    ------                            ------                            -----
               HEALTH CARE/HEALTH CARE SERVICES (cont'd)
     16,000    CONCENTRA MANAGED CARE, INC.* ......................  $  205,000
      7,500    INTEGRATED HEALTH SERVICES, INC. ...................     145,313
      6,750    TENET HEALTHCARE CORP.* ............................     174,234
      5,000    TOTAL RENAL CARE HOLDINGS, INC.* ...................      95,000
      5,100    UNIVERSAL HEALTH SERVICES, INC., CLASS B* ..........     197,625
      2,500    WELLPOINT HEALTH NETWORKS, INC.* ...................     133,437
                                                                     ----------
                                                                      1,077,484
                                                                     ----------
               HOME BUILDING CONSTRUCTION--0.9%
      5,690    LENNAR CORP. .......................................     103,131
                                                                     ----------
               INSURANCE--7.0%
      6,000    ORION CAPITAL CORP. ................................     223,500
      8,000    RELIASTAR FINANCIAL CORP. ..........................     314,000
      3,000    TRANSATLANTIC HOLDINGS, INC. .......................     243,562
                                                                     ----------
                                                                        781,062
                                                                     ----------
               MANUFACTURING--3.5%
      6,000    PENTAIR, INC. ......................................     167,250
      9,000    UNITED DOMINION INDUSTRIES, LTD. ...................     218,813
                                                                     ----------
                                                                        386,063
                                                                     ----------
               MEDIA/ADVERTISING--1.7%
      4,000    OMNICOM GROUP, INC. ................................     190,500
                                                                     ----------
               OIL & GAS--2.7%
     11,000    BJ SERVICES CO.* ...................................     138,875
      2,000    CAMCO INTERNATIONAL, INC. ..........................     100,500
      3,000    COOPER CAMERON CORP.* ..............................      63,750
                                                                     ----------
                                                                        303,125
                                                                     ----------
               PAPER/FOREST PRODUCTS--1.5%
      7,000    BOISE CASCADE CORP. ................................     171,063
                                                                     ----------
               PIPELINES--2.4%
      5,400    COLUMBIA GAS SYSTEM, INC. ..........................     268,650
                                                                     ----------
               REAL ESTATE INVESTMENT TRUST--3.6%
     10,000    ARCHSTONE COMMUNITIES TRUST ........................     193,750
      7,000    ESSEX PROPERTY TRUST, INC. .........................     199,063
                                                                     ----------
                                                                        392,813
                                                                     ----------
               RETAILING--5.2%
      4,000    CVS CORP. ..........................................     145,500
      7,000    NEIMAN-MARCUS GROUP, INC.* .........................     170,188
      8,000    PROFFITT'S, INC.* ..................................     204,000
      5,000    STAGE STORES, INC.* ................................      52,187
                                                                     ----------
                                                                        571,875
                                                                     ----------
               TELECOMMUNICATIONS--2.2%
     10,000    ASPECT TELECOMMUNICATIONS CORP.* ...................     238,125
                                                                     ----------
               UTILITIES--3.3%
      3,500    CMS ENERGY CORP. ...................................     148,094
      7,500    TNP ENTERPRISES, INC. ..............................     222,656
                                                                     ----------
                                                                        370,750
                                                                     ----------
               TOTAL LONG-TERM INVESTMENTS
               (COST $10,605,518)..................................   9,351,357
                                                                     ----------

                       See notes to financial statements.

                                 Capital Growth Portfolio (continued)    page 11
                             Portfolio of Investments August 31, 1998



   Principal
     Amount                          Issuer                          Value
     ------                          ------                          -----
                SHORT-TERM INVESTMENTS--16.1%
                REPURCHASE AGREEMENT--16.1%
$  1,785,000    GREENWICH CAPITAL MARKETS, 5.80%, DUE 09/01/98,
                (DATED 08/31/98, PROCEEDS $1,785,288, SECURED BY
                U.S TREASURY BOND, $1,110,000 AT 11.25%, DUE
                02/15/15; MARKET $1,823,054)
                (COST $1,785,000) .............................. $ 1,785,000
                                                                 -----------
                TOTAL INVESTMENTS--100.4%
                (COST $12,390,518) ............................. $11,136,357
                                                                 ===========


                       See notes to financial statements.

page 12    International Equity Portfolio
           Portfolio of Investments August 31, 1998


    Shares                            Issuer                           Value
    ------                            ------                           -----
               LONG-TERM INVESTMENTS--91.5%
               COMMON STOCK--91.5%
               AUSTRALIA--0.3%
               DIVERSIFIED--0.1%
      6,000    FUTURIS CORP., LTD. ................................  $  4,732
                                                                     --------
               FINANCIAL SERVICES--0.0%
     23,000    FXF TRUST* .........................................     2,366
                                                                     --------
               FOOD/BEVERAGE PRODUCTS--0.1%
      2,000    FOSTER'S BREWING GROUP LTD. ........................     4,114
                                                                     --------
               MINING--0.0%
        200    SOUL PATTINSON & COMPANY LTD.
               (WASHINGTON H.) ....................................     2,806
                                                                     --------
               MULTI-MEDIA--0.1%
      1,000    PUBLISHING & BROADCASTING LTD. .....................     3,514
                                                                     --------
               TOTAL AUSTRALIA                                         17,532
                                                                     --------
               AUSTRIA--1.2%
               FINANCIAL SERVICES--0.7%
        785    BANK AUSTRIA AG ....................................    43,148
                                                                     --------
               OIL & GAS--0.5%
        389    SCHOELLER-BLECKMANN OILFIELD EQUIPMENT AG ..........    34,588
                                                                     --------
               TOTAL AUSTRIA                                           77,736
                                                                     --------
               BELGIUM--1.8%
               BANKING--1.8%
      1,393    KREDIETBANK NV .....................................   110,300
                                                                     --------
               BRAZIL--3.0%
               TELECOMMUNICATIONS--2.3%
        800    TELECOMUNICACOES BRASILEIRAS SA, ADR,
               PREFERRED* .........................................    57,450
      1,270    TELECOMUNICACOES BRASILEIRAS SA, ADR ...............    89,535
                                                                     --------
                                                                      146,985
                                                                     --------
               UTILITIES--0.7%
      5,230    CENTRAIS ELECTRICAS BRASILEIRAS
               SA-ELECTROBRAS, ADR ................................    41,993
        523    CENTRAIS GERADORAS DO SUL DO BRAZIL SA* ............     2,711
                                                                     --------
                                                                       44,704
                                                                     --------
               TOTAL BRAZIL                                           191,689
                                                                     --------
               CROATIA--0.3%
               PHARMECUTICALS--0.3%
      2,155    PLIVA D.D., GDR, REG S .............................    18,533
                                                                     --------
               FINLAND--3.2%
               FOOD/BEVERAGE PRODUCTS--0.3%
      1,240    RAISIO GROUP PLC ...................................    16,333
                                                                     --------
               TELECOMMUNICATIONS--2.9%
      2,619    NOKIA OYJ, A SHARES ................................   185,942
                                                                     --------
               TOTAL FINLAND                                          202,275
                                                                     --------
               FRANCE--10.1%
               APPLIANCES & HOUSEHOLD DURABLES--0.9%
      2,786    MOULINEX* ..........................................    55,285
                                                                     --------


    Shares                            Issuer                           Value
    ------                            ------                           -----
               FRANCE (cont'd)
               AUTOMOTIVE--1.0%
        299    EQUIPMENT ET COMPOSANTS POUR L'INDUSTRIE
               AUTOMOBILE .........................................  $ 63,340
                                                                     --------
               BANKING--2.3%
      1,469    BANQUE NATIONALE DE PARIS ..........................    97,294
        710    CREDIT COMMERCIAL DE FRANCE ........................    49,734
                                                                     --------
                                                                      147,028
                                                                     --------
               COMPUTER SOFTWARE--1.5%
        585    CAP GEMINI SOGETI SA ...............................    92,274
                                                                     --------
               DIVERSIFIED--1.5%
      2,595    LAGARDERE SCA ......................................    97,709
                                                                     --------
               ENTERTAINMENT/LEISURE--0.4%
      1,075    PARC ASTERIX SA* ...................................    25,781
                                                                     --------
               TELECOMMUNICATIONS--2.5%
        966    ALCATEL ALSTHOM (CIE GENERAL EI) ...................   156,467
                                                                     --------
               TOTAL FRANCE                                           637,884
                                                                     --------
               GERMANY--11.8%
               AIRLINES--2.3%
      5,865    DEUTSCHE LUFTHANSA AG ..............................   145,115
                                                                     --------
               AUTOMOTIVE--1.0%
      2,727    KOLBENSCHMIDT PIERBURG AG ..........................    62,044
                                                                     --------
               BANKING--1.2%
        960    BAYERISCHE VEREINSBANK AG ..........................    73,443
                                                                     --------
               CAPITAL GOODS--1.4%
        990    MANNESMANN AG* .....................................    89,534
                                                                     --------
               FOOD/BEVERAGE PRODUCTS--1.8%
      2,718    KAMPS AG* ..........................................   113,630
                                                                     --------
               INSURANCE--1.8%
        280    MUENCHENER RUECKVERSICHERUNGS-
               GESELLSCHAFT AG ....................................   109,095
         11    MUENCHENER RUECKVERSICHERUNGS-
               GESELLSCHAFT AG, NEW SHARES ........................     4,248
                                                                     --------
                                                                      113,343
                                                                     --------
               TELECOMMUNICATIONS--2.3%
        558    MOBILCOM AG ........................................   147,585
                                                                     --------
               TOTAL GERMANY                                          744,694
                                                                     --------
               GREECE--0.2%
               TELECOMMUNICATIONS--0.2%
        421    STET HELLAS TELECOMMUNICATIONS SA, ADR* ............    12,314
                                                                     --------
               HONG KONG--0.1%
               TELECOMMUNICATIONS--0.1%
      4,000    HONG KONG TELECOMMUNICATIONS LTD.* .................     7,072
                                                                     --------
               IRELAND--1.3%
               COMPUTER SOFTWARE--0.3%
        815    IONA TECHNOLOGIES PLC, ADR* ........................    16,096
                                                                     --------
               REAL ESTATE--0.5%
      6,515    GREEN PROPERTY PLC .................................    32,773
                                                                     --------

                       See notes to financial statements.

                           International Equity Portfolio (continued)    page 13
                             Portfolio of Investments August 31, 1998


    Shares                            Issuer                          Value
    ------                            ------                          -----
               IRELAND (cont'd)
               TELECOMMUNICATIONS--0.5%
      1,413    ESAT TELECOM GROUP PLC* ...........................  $ 31,086
                                                                    --------
               TOTAL IRELAND                                          79,955
                                                                    --------
               ITALY--7.2%
               AUTOMOTIVE--0.0%
        400    FIAT SPA, PREFERENCE SHARES .......................       735
                                                                    --------
               BANKING--3.3%
     14,000    ISTITUTO BANCARIO SAN PAOLO DI TORINO .............   205,093
                                                                    --------
               COMPUTERS/COMPUTER HARDWARE--2.1%
     60,000    OLIVETTI GROUP SPA ................................   134,687
                                                                    --------
               PRINTING & PUBLISHING--1.8%
     14,500    POLIGRAFICI EDITORIALE SPA* .......................    35,777
    123,100    SEAT SPA* .........................................    78,942
                                                                    --------
                                                                     114,719
                                                                    --------
               TOTAL ITALY                                           455,234
                                                                    --------
               JAPAN--9.8%
               BANKING--0.2%
      2,000    BANK OF TOKYO-MITSUBISHI ..........................    14,168
                                                                    --------
               COMPUTERS/COMPUTER HARDWARE--0.3%
      2,000    FUJITSU LTD. ......................................    20,301
                                                                    --------
               CONSUMER PRODUCTS--1.6%
      4,000    CITIZEN WATCH CO. .................................    28,535
      1,000    KAO CORP. .........................................    15,439
        200    SONY CORP. ........................................    14,637
      1,200    UNI-CHARM CORP. ...................................    43,697
                                                                    --------
                                                                     102,308
                                                                    --------
               ELECTRONICS/ELECTRICAL EQUIPMENT--2.2%
      5,000    ANRITSU CORP. .....................................    38,011
        300    KEYENCE CORP. .....................................    30,324
        600    MABUCHI MOTOR .....................................    40,503
      1,000    MITSUMI ELECTRIC COMPANY LTD.* ....................    18,597
      5,000    OKI ELECTRIC INDUSTRY COMPANY, LTD.* ..............    11,038
                                                                    --------
                                                                     138,473
                                                                    --------
               ENTERTAINMENT/LEISURE--0.4%
        300    NINTENDO COMPANY LTD. .............................    27,832
                                                                    --------
               HEALTH CARE/HEALTH CARE SERVICES--0.4%
      1,000    TAKEDA CHEMICAL INDUSTRIES ........................    26,193
                                                                    --------
               INSURANCE--0.3%
      2,000    TOKIO MARINE & FIRE INSURANCE CO. .................    16,496
                                                                    --------
               MACHINERY & ENGINEERING EQUIPMENT--0.4%
      5,000    TOKYO KIKAI SEISAKUSHO ............................    28,109
                                                                    --------
               MANUFACTURING--1.1%
      1,000    FUJI MACHINE MANUFACTURING CO. LTD. ...............    31,090
      2,000    KOMORI CORP. ......................................    36,769
                                                                    --------
                                                                      67,859
                                                                    --------
               OIL & GAS--0.4%
     10,000    OSAKA GAS CO. .....................................    25,412
                                                                    --------


    Shares                            Issuer                          Value
    ------                            ------                          -----
               JAPAN (cont'd)
               PERSONAL SERVICES--0.9%
      1,000    SECOM CO., LTD. ...................................  $ 57,780
                                                                    --------
               PHOTOGRAPHIC EQUIPMENT--0.5%
      1,000    FUJI PHOTO FILM ...................................    32,297
                                                                    --------
               REAL ESTATE--0.2%
      3,000    HANKYU REALTY CO., LTD ............................    11,712
                                                                    --------
               RETAILING--0.4%
        700    MATSUMOTOKIYOSHI ..................................    22,359
                                                                    --------
               TELECOMMUNICATIONS--0.5%
      1,000    MATSUSHITA COMMUNICATION INDUSTRIES ...............    33,717
                                                                    --------
               TOTAL JAPAN                                           625,016
                                                                    --------
               MALTA--1.0%
               TELECOMMUNICATIONS--1.0%
      5,000    MALTACOM PLC, GDR* ................................    65,000
                                                                    --------
               MEXICO--0.6%
               DIVERSIFIED--0.3%
      8,274    ALFA, SA DE CV, CLASS A ...........................    18,677
                                                                    --------
               FINANCIAL SERVICES--0.1%
     10,000    GRUPO FINANCIERO BANAMEX ACCIVAL, SA DE CV
               (BANACCI), SER. B* ................................     8,508
                                                                    --------
               HOME BUILDING CONSTRUCTION--0.2%
        500    CORPORACION GEO, SA DE CV, SER. B, GDR # ..........     5,117
        500    CORPORACION GEO, SA DE CV, SER. B, ADR* ...........     5,117
                                                                    --------
                                                                      10,234
                                                                    --------
               TOTAL MEXICO                                           37,419
                                                                    --------
               NETHERLANDS--4.4%
               BUSINESS SERVICES--2.1%
      2,543    BRUNEL INTERNATIONAL NV* ..........................    84,585
      2,103    KONINKLIJKE AHREND GROEP NV .......................    48,223
                                                                    --------
                                                                     132,808
                                                                    --------
               COMPUTER SOFTWARE--0.3%
      3,000    TAS GROEP NV* .....................................    20,411
                                                                    --------
               CONSUMER PRODUCTS--0.0%
          5    HAGEMEYER NV ......................................       182
                                                                    --------
               DIVERSIFIED--1.5%
      3,000    ORDINA BEHEER NV* .................................    92,831
                                                                    --------
               RETAILING--0.5%
        862    VENDEX INTERNATIONAL NV ...........................    29,628
                                                                    --------
               TOTAL NETHERLANDS                                     275,860
                                                                    --------
               PHILIPPINES--0.1%
               UTILITIES--0.1%
      2,100    MANILA ELECTRIC CO., CLASS B ......................     3,448
                                                                    --------
               PORTUGAL--2.0%
               BANKING--1.7%
      3,895    BANCO COMERCIAL PORTUGUES, SA .....................   108,451
                                                                    --------
               RETAILING--0.3%
        520    JERONIMO MARTINS & FILHO, SGPS SA .................    20,548
                                                                    --------
               TOTAL PORTUGAL                                        128,999
                                                                    --------

                       See notes to financial statements.

page 14    International Equity Portfolio (continued)
           Portfolio of Investments August 31, 1998




    Shares                             Issuer                           Value
    ------                             ------                           -----
               SINGAPORE--0.3%
               BANKING--0.1%
      2,000    OVERSEAS CHINESE BANKING CORP. .....................  $    5,166
                                                                     ----------
               PRINTING & PUBLISHING--0.1%
      1,000    SINGAPORE PRESS HOLDINGS LTD. ......................       7,050
                                                                     ----------
               REAL ESTATE--0.1%
      2,000    CITY DEVELOPMENTS, LTD. ............................       3,519
                                                                     ----------
               TOTAL SINGAPORE                                           15,735
                                                                     ----------
               SPAIN-- 2.4%
               BANKING--0.7%
      3,342    BANCO BILBOA VIZCAYA, SA ...........................      44,324
                                                                     ----------
               CONSUMER PRODUCTS--0.5%
      3,030    CORP. FINANCIERA REUNIDA, SA (COFIR)* ..............      34,503
                                                                     ----------
               TELECOMMINCIATIONS--1.2%
      1,980    TELEPHONICA DE ESPANA ..............................      75,996
                                                                     ----------
               TOTAL SPAIN ........................................     154,823
                                                                     ----------
               SWEDEN--2.2%
               COMPUTER SOFTWARE--0.2%
      1,832    INDUSTRI-MATEMATIK INTERNATIONAL CORP.* ..........        10,992
                                                                     ----------
               INSURANCE--2.0%
      9,338    SKANDIA FORSAKRINGS AB .............................     131,440
                                                                     ----------
               TOTAL SWEDEN                                             142,432
                                                                     ----------
               SWITZERLAND--5.7%
               BANKING--1.1%
        390    CREDIT SUISSE GROUP ................................      68,561
                                                                     ----------
               HEALTH CARE/HEALTH CARE SERVICES--3.3%
        132    NOVARTIS AG (REGISTERED)* ..........................     205,872
                                                                     ----------
               MANUFACTURING--0.6%
         70    SULZER AG ..........................................      38,495
                                                                     ----------
               PHOTOGRAPHIC EQUIPMENT--0.7%
        162    FOTOLABO SA ........................................      44,825
                                                                     ----------
               TOTAL SWITZERLAND                                        357,753
                                                                     ----------
               THAILAND--0.1%
               OIL & GAS--0.1%
        400    PTT EXPLORATION AND PRODUCTION PUBLIC CO.,
               LTD. (FOREIGN) .....................................       2,635
                                                                     ----------
               UTILITIES--0.0%
      1,900    ELECTRICITY GENERATING PUBLIC COMPANY LTD.
               (FOREIGN) ..........................................       2,630
                                                                     ----------
               TOTAL THAILAND                                             5,265
                                                                     ----------
               UNITED KINGDOM--22.2%
               AEROSPACE--1.2%
     11,772    BRITISH AEROSPACE PLC ..............................      77,181
                                                                     ----------
               AIRLINES--0.8%
      6,735    BRITISH AIRWAYS PLC ................................      50,763
                                                                     ----------
               BANKING--2.6%
      9,471    NATIONAL WESTMINSTER BANK ..........................     166,750
                                                                     ----------
               BUSINESS SERVICES--0.3%
      2,625    DELPHI GROUP PLC ...................................      17,386
                                                                     ----------


    Shares                             Issuer                           Value
    ------                             ------                           -----
               UNITED KINGDOM (cont'd)
               CONSTRUCTION--0.8%
      5,733    BERKELEY GROUP PLC .................................  $   49,507
                                                                     ----------
               CONSUMER PRODUCTS--0.9%
      6,260    UNILEVER PLC .......................................      58,467
                                                                     ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--1.0%
     50,000    VERITY GROUP PLC ...................................      60,365
                                                                     ----------
               ENTERTAINMENT/LEISURE 0.5%
      2,391    GRANADA GROUP PLC ..................................      31,793
                                                                     ----------
               FINANCIAL SERVICES--3.3%
      6,500    BARCLAYS PLC .......................................     154,224
      4,560    LEGAL & GENERAL GROUP PLC ..........................      54,441
                                                                     ----------
                                                                        208,665
                                                                     ----------
               HOTELS/OTHER LODGING--0.5%
     16,259    JARVIS HOTELS PLC* .................................      32,716
                                                                     ----------
               OIL & GAS--2.0%
      7,800    BRITISH PETROLEUM CO., PLC .........................     100,235
      6,367    BRITISH-BORNEO PETROLEUM SYNDICATE PLC .............      25,836
                                                                     ----------
                                                                        126,071
                                                                     ----------
               PHARMACEUTICALS--3.1%
      6,459    GLAXO WELLCOME PLC .................................     194,948
                                                                     ----------
               PRINTING & PUBLISHING--0.7%
      5,425    JARVIS PORTER GROUP, PLC ...........................      45,483
                                                                     ----------
               REAL ESTATE--0.8%
     31,756    TBI PLC ............................................      48,989
                                                                     ----------
               TELECOMMUNICATIONS--3.7%
     13,680    SECURICOR PLC ......................................     118,822
      8,161    VODAFONE GROUP PLC .................................     113,854
                                                                     ----------
                                                                        232,676
                                                                     ----------
               TOTAL UNITED KINGDOM                                   1,401,760
                                                                     ----------
               VENEZUELA--0.2%
               TELECOMMUNICATIONS--0.2%
      1,000    COMPANIA ANONIMA NACIONAL TELEFONOS
               DE VENEZUELA (CANTV), ADR* .........................      10,500
                                                                     ----------
               TOTAL COMMON STOCK
               (COST $6,377,859) ..................................   5,779,228
                                                                     ----------
               WARRANTS--0.0%
               GERMANY--0.0%
               INSURANCE--0.0%
         11    MUENCHENER RUECKVERSICHERUNGS-
               GESELLSCHAFT AG, EXPIRES 06/03/02 ..................         447
                                                                     ----------
               HONG KONG--0.0%
               DIVERSIFIED--0.0%
      1,600    GUANGDONG INVESTMENT LTD., EXPIRES 07/30/99 ........           2
        300    WHARF HOLDINGS, EXPIRES 12/31/99 ...................           3
                                                                     ----------
               TOTAL HONG KONG                                                5
                                                                     ----------

                       See notes to financial statements.

                          International Equity Portfolio (continued)     page 15
                            Portfolio of Investments August 31, 1998



     Shares                       Issuer                     Value
    ------                        ------                     -----
                 MALAYSIA--0.0%
                 CONSTRUCTION--0.0%
       4,000     SUNWAY BUILDING TECHNOLOGY, BHD., 3.0%,
                 REDEEMABLE, UNSECURED ................. $      535
                                                         ----------
                 TOTAL WARRANTS
                 (COST $1,284) .........................        987
                                                         ----------
   Principal
     Amount
        (USD)    CORPORATE NOTES & BONDS--0.0%
   ---------
                 GERMANY--0.0%
                 AUTOMOTIVE--0.0%
      $1,000     DAIMLER BENZ AG, 5.75%, DUE 06/14/02
                 (COST $769) ...........................        852
                                                         ----------
                 TOTAL INVESTMENTS--91.5%
                 (COST $6,379,911) ..................... $5,781,067
                                                         ----------


                                       Number    Original     Value      Unrealized
                        Expiration       of        Cost     (USD) at   Appreciation/
      Description          Date      Contracts     (USD)    08/31/98   (Depreciation)
---------------------- ------------ ----------- ---------- ---------- ---------------
LONG INDEX FUTURES CONTRACTS OUTSTANDING
NIKKEI 225 (CME)       Sept. 1998       2        $164,000   $134,500     ($ 29,500)
NIKKEI 225 (SMX)       Sept. 1998       4         217,348    199,602       (17,746)
HANG SENG Index        Sept. 1998       1          48,263     45,166        (3,097)

SHORT INDEX FUTURES CONTRACTS OUTSTANDING
Financial Times Stock
Exchange 100 Index     Sept. 1998       3         305,833    264,349        41,484


                       See notes to financial statements.

page 16    Asset Allocation Portfolio
           Portfolio of Investments August 31, 1998




    Shares                         Issuer                       Value
    ------                         ------                       -----
               LONG-TERM INVESTMENTS--97.6%
               COMMON STOCK--51.7%
               AEROSPACE--0.5%
       800     GENERAL DYNAMICS CORP. ......................  $ 38,050
                                                              --------
               AGRICULTURAL PRODUCTION/SERVICES--0.9%
     2,100     UNIVERSAL CORP. .............................    66,150
                                                              --------
               AIRLINES--1.0%
     1,400     AMR CORP.* ..................................    76,300
                                                              --------
               AUTOMOTIVE--1.3%
     2,200     FORD MOTOR CO. ..............................    96,800
                                                              --------
               BANKING--4.1%
       600     COMERICA, INC. ..............................    31,350
       600     CULLEN/FROST BANKERS, INC. ..................    25,650
     2,600     FIRSTSTAR CORP. .............................   100,750
       600     NATIONAL CITY CORP. .........................    35,250
     1,800     NATIONSBANK CORP. ...........................   102,600
     1,300     NORTH FORK BANCORP., INC. ...................    24,700
                                                              --------
                                                               320,300
                                                              --------
               BIOTECHNOLOGY--0.3%
       400     BIOGEN, INC. ................................    18,500
                                                              --------
               CHEMICALS--0.3%
     1,600     CROMPTON & KNOWLES CORP. ....................    23,400
                                                              --------
               COMPUTER SOFTWARE--2.2%
     2,000     COMPUTER SCIENCES CORP. .....................   113,125
     1,000     MASTECH CORP. ...............................    20,531
     1,100     PLATINUM TECHNOLOGY, INC.* ..................    20,625
     1,200     SYMANTEC CORP.* .............................    19,650
                                                              --------
                                                               173,931
                                                              --------
               COMPUTERS/COMPUTER HARDWARE--3.3%
     2,000     EMC CORP.* ..................................    90,375
     1,900     GATEWAY 2000, INC.* .........................    89,894
       400     LEXMARK INTERNATIONAL GROUP, INC.* ..........    24,225
     1,000     STORAGE TECHNOLOGY CORP.* ...................    21,750
       700     SUN MICROSYSTEMS, INC.* .....................    27,737
                                                              --------
                                                               253,981
                                                              --------
               CONSUMER PRODUCTS--1.9%
     3,500     PHILIP MORRIS COMPANIES, INC. ...............   145,469
                                                              --------
               DIVERSIFIED--1.7%
     2,100     CANADIAN PACIFIC, LTD. ......................    39,769
     3,700     CBS CORP. ...................................    96,200
                                                              --------
                                                               135,969
                                                              --------
               FINANCIAL SERVICES--3.0%
       571     ASSOCIATES FIRST CAPITAL CORP. ..............    33,760
     2,800     FEDERAL HOME LOAN MORTGAGE CORP. ............   110,600
     1,600     MORGAN STANLEY, DEAN WITTER & CO. ...........    92,900
                                                              --------
                                                               237,260
                                                              --------
               FOOD/BEVERAGE PRODUCTS--0.7%
       900     PEPSICO., INC. ..............................    24,919
       600     QUAKER OATS CO. .............................    31,875
                                                              --------
                                                                56,794
                                                              --------

    Shares                         Issuer                       Value
    ------                         ------                       -----
               HEALTH CARE/HEALTH CARE SERVICES--3.2%
     1,200     COLUMBIA/HCA HEALTHCARE CORP. ...............  $ 27,075
     1,300     CONCENTRA MANAGED CARE, INC.* ...............    16,656
     1,200     HBO & CO. ...................................    25,500
     6,800     HEALTHSOUTH CORP.* ..........................   128,775
     1,200     TENET HEALTHCARE CORP.* .....................    30,975
     1,000     TOTAL RENAL CARE HOLDINGS, INC.* ............    19,000
                                                              --------
                                                               247,981
                                                              --------
               INSURANCE--2.5%
     2,900     ALLSTATE CORP. ..............................   108,750
       500     EXEL LIMITED, CLASS A .......................    33,406
     1,900     RELIANCE GROUP HOLDINGS, INC. ...............    23,987
       700     TRAVELERS, INC. .............................    31,063
                                                              --------
                                                               197,206
                                                              --------
               MANUFACTURING--2.3%
       850     INGERSOLL-RAND CO. ..........................    33,788
     2,400     JOHNSON CONTROLS ............................   102,750
       800     PENTAIR, INC. ...............................    22,300
     1,000     UNITED DOMINION INDUSTRIES, LTD. ............    24,313
                                                              --------
                                                               183,151
                                                              --------
               MEDIA/ADVERTISING--0.5%
       800     OMNICOM GROUP, INC. .........................    38,100
                                                              --------
               METALS/MINING--0.5%
       600     ALUMINUM CO. OF AMERICA (ALCOA) .............    35,925
                                                              --------
               OFFICE/BUSINESS EQUIPMENT--1.2%
     1,100     XEROX CORP. .................................    96,594
                                                              --------
               OIL & GAS--2.0%
       800     BJ SERVICES CO.* ............................    10,100
     3,700     COASTAL CORP. ...............................    96,200
       500     MOBIL CORP. .................................    34,562
       500     ULTRAMAR DIAMOND SHAMROCK CORP. .............    11,563
                                                              --------
                                                               152,425
                                                              --------
               PACKAGING--1.2%
     3,000     OWENS-ILLINOIS, INC.* .......................    93,563
                                                              --------
               PHARMACEUTICALS--2.2%
     1,600     SCHERING-PLOUGH CORP. .......................   137,600
       600     SMITHKLINE BEECHAM PLC, ADR (UNITED
               KINGDOM) ....................................    34,125
                                                              --------
                                                               171,725
                                                              --------
               PRINTING & PUBLISHING--0.5%
     1,400     NEW YORK TIMES CO., CLASS A .................    40,600
                                                              --------
               REAL ESTATE INVESTMENT TRUST--0.7%
     1,500     BRANDYWINE REALTY TRUST .....................    27,000
       900     ESSEX PROPERTY TRUST, INC. ..................    25,594
                                                              --------
                                                                52,594
                                                              --------
               RESTAURANTS/FOOD SERVICES--0.5%
     1,300     CKE RESTAURANTS, INC. .......................    40,300
                                                              --------
               RETAILING--5.4%
       800     COSTCO COMPANIES, INC.* .....................    37,650
       700     CVS CORP. ...................................    25,462

                       See notes to financial statements.

                               Asset Allocation Portfolio (continued)    page 17
                             Portfolio of Investments August 31, 1998



     Shares                           Issuer                          Value
    ------                            ------                          -----
                RETAILING (cont'd)
       2,100    FEDERATED DEPARTMENT STORES* .................... $  91,481
       3,100    KROGER CO.* .....................................   139,500
       1,600    NEIMAN-MARCUS GROUP, INC.* ......................    38,900
       3,500    OFFICE DEPOT, INC.* .............................    89,250
                                                                  ---------
                                                                    422,243
                                                                  ---------
                TELECOMMUNICATIONS--2.0%
         700    BELLSOUTH CORP. .................................    47,994
         600    TELLABS, INC.* ..................................    25,350
       2,100    WORLDCOM, INC.* .................................    85,969
                                                                  ---------
                                                                    159,313
                                                                  ---------
                UTILITIES--4.5%
         900    CMS ENERGY CORP. ................................    38,081
       2,400    CONSOLIDATED EDISON, INC. .......................   113,550
       1,800    DUKE ENERGY CORP. ...............................   112,275
         800    FPL GROUP INC. ..................................    53,250
       1,400    LG&E ENERGY CORP. ...............................    35,875
                                                                  ---------
                                                                    353,031
                                                                  ---------
                WASTE MANAGEMENT--1.3%
       2,300    WASTE MANAGEMENT, INC.* .........................   101,487
                                                                  ---------
                TOTAL COMMON STOCK
                (COST $4,752,046) ............................... 4,029,142
                                                                  =========
                WARRANTS--0.0%
                REAL ESTATE INVESTMENT TRUST--0.0%
          54    SECURITY CAPITAL GROUP, SER. B, EXPIRES 09/18/98
                (COST $0) .......................................         0
                                                                  ---------
   Principal
    Amount
  ---------
                CORPORATE NOTES & BONDS--7.4%
                AEROSPACE--1.4%
   $ 100,000    LOCKHEED MARTIN CORP., 7.45%, 06/15/04 ..........   105,946
                                                                  ---------
                BROADCASTING--1.5% ..............................
     100,000    TIME WARNER, INC., 9.15%, 02/01/23 ..............   120,016
                                                                  ---------
                CONSUMER PRODUCTS--1.9% .........................
     150,000    KIMBERLY-CLARK CORP., 6.25%, 07/15/18 ...........   149,250
                                                                  ---------
                FINANCIAL SERVICES--2.2% ........................
      50,000    ASSOCIATES CORP. OF NORTH AMERICA,
                5.88%, 07/15/02 .................................    49,910
     100,000    GENERAL ELECTRIC CAPITAL CORP., MTN,
                9.18%, 12/30/08 .................................   125,381
                                                                  ---------
                                                                    175,291
                                                                  ---------
                TELECOMMUNICATIONS--0.4%
      30,000    WORLDCOM, INC., 6.13%, 08/15/01 .................    30,065
                                                                  ---------
                TOTAL CORPORATE NOTES & BONDS
                (COST $560,129) .................................   580,568
                                                                  ---------

  Principal
    Amount                             Issuer                              Value
    ------                             ------                              -----
              MORTGAGE-BACKED PASS THRU SECURITIES--11.9%
 $  500,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              15 YEAR, TBA, 6.00%, 09/01/13 ..........................  $  498,905
     73,647   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              30 YEAR, TBA, 10.50%, 06/01/27 .........................      81,943
    250,000   GE CAPITAL MORTGAGE SERVICES, INC., SER. 1998-13,
              CLASS A10, FRN, 5.96%, 08/25/28 ........................     250,703
    100,000   SALOMON BROTHERS MORTGAGE SECURITIES VII,
              SER. 1998-NC2, CLASS M2, FRN, 6.26%, 06/25/28 ..........      99,406
                                                                        ----------
              (COST $926,860) ........................................     930,957
                                                                        ----------
              ASSET BACKED SECURITIES--1.1%
     89,345   MID-STATE TRUST, SER. 6, CLASS A4, 7.79%, 07/01/35
              (COST $89,428)..........................................      89,596
                                                                        ----------
              U.S. TREASURY OBLIGATIONS--23.9%
              U.S. TREASURY NOTES AND BONDS,
    500,000   6.13%, 08/15/07 ........................................     535,390
    100,000   6.13%, 11/15/27 + ......................................     111,078
    500,000   6.50%, 10/15/06 + ......................................     545,470
     50,000   7.00%, 07/15/06 + ......................................      56,031
    345,000   7.88%, 11/15/04 + ......................................     395,994
    125,000   8.50%, 02/15/20 + ......................................     172,617
     50,000   8.75%, 08/15/00 ........................................      53,485
                                                                        ----------
              TOTAL U.S. TREASURY OBLIGATIONS
              (COST $1,784,454) ......................................   1,870,065
                                                                        ----------
              STATE & LOCAL OBLIGATIONS--1.6%
    130,000   WAYNE CHARTER COUNTY, MICHIGAN, DETROIT
              METROPOLITAN WAYNE COUNTY, SER. A, REV.,
              5.00%, 12/01/28 ........................................     126,628
                                                                        ----------
              (COST $123,584)
              TOTAL LONG-TERM INVESTMENTS
              (COST $8,236,501).......................................   7,626,956
                                                                        ----------
              SHORT-TERM INVESTMENTS--8.6%
              REPURCHASE AGREEMENT--8.6%
    671,000   GREENWICH CAPITAL MARKETS, 5.80%, DUE 09/01/98,
              (PROCEEDS $671,108, SECURED BY U.S. TREASURY
              BOND, $420,000 AT 11.25%, DUE 02/15/15; MARKET
              $689,804)
              (COST $671,000) ........................................     671,000
                                                                        ----------
              TOTAL INVESTMENTS--106.2%
              (COST $8,907,501).......................................  $8,297,956
                                                                        ==========

SHORT FUTURES CONTRACTS OUTSTANDING

                                         Number
                        Expiration         of        Original     Value at       Unrealized
     Description           Date        Contracts       Cost       08/31/98     (Depreciation)
--------------------   ------------   -----------   ----------   ----------   ---------------
U.S. Treasury Bond       Dec. 98          5         $584,685     $585,625           (940)


                       See notes to financial statements.

page 18    U.S. Government Income Portfolio
           Portfolio of Investments
           August 31, 1998


  Principal
    Amount                      Issuer                       Value
    ------                      ------                       -----
              LONG-TERM INVESTMENTS--98.7%
              U.S. TREASURY OBLIGATIONS--35.4%
              U.S. TREASURY NOTES & BONDS
 $  500,000    6.13%, 09/30/00 .........................  $  511,405
  1,000,000    6.75%, 08/15/26 .........................   1,187,970
    400,000    8.50%, 02/15/20 .........................     552,376
     60,000    10.75%, 08/15/05 ........................      79,631
                                                          ----------
              TOTAL U.S. TREASURY OBLIGATIONS
              (COST $2,135,541) ........................   2,331,382
                                                          ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--50.6%
    750,000   FEDERAL HOME LOAN MORTGAGE CORP.,
              5.70%, 03/25/03 ..........................     760,193
  1,100,000   FEDERAL HOME LOAN MORTGAGE CORP.,
              DN, 5.70%, 09/01/98 ......................   1,100,000
    450,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              6.24%, 07/29/02 ..........................     463,712
  1,000,000   STUDENT LOAN MARKETING ASSOCIATION,
              5.57%, 03/17/00 ..........................   1,004,220
                                                          ----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (COST $3,295,034) ........................   3,328,125
                                                          ----------
              COLLATERALIZED MORTGAGE OBLIGATION--12.7 %
    829,046   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
              POOL 354779, 6.50%, 03/15/24 .............
              (COST $761,954) ..........................     837,070
                                                          ----------
              TOTAL INVESTMENTS--98.7%
              (COST $6,192,529) ........................  $6,496,577
                                                          ==========


Money Market Portfolio
Portfolio of Investments
August 31, 1998

  Principal
    Amount                            Issuer                             Value
    ------                            ------                             -----
              U.S. TREASURY OBLIGATION--21.0%
 $  695,000   U.S. TREASURY BILL, 4.84%, 11/19/98
              (COST $687,543) ......................................  $  687,543
                                                                      ----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--24.5%
              FEDERAL FARM CREDIT BANK, DN,
     96,000    5.39%, 09/11/98 .....................................      95,856
    100,000    5.42%, 09/01/98 .....................................     100,000
     98,000    5.70%, 09/01/98 .....................................      98,000
    172,000   FEDERAL HOME LOAN BANK, DN, 5.40%, 09/18/98 ..........     171,561
    170,000   FEDERAL HOME LOAN MORTGAGE CORP.,
              DN, 5.42%, 11/06/98 ..................................     168,311
    170,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              DN, 5.44%, 09/28/98 ..................................     169,306
                                                                      ----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (COST $803,034) ......................................     803,034
                                                                      ----------
              COMMERCIAL PAPER--54.6%
    100,000   BANKERS TRUST CORP., 5.53%, 09/09/98 .................      99,877
    150,000   BRITISH COLUMBIA, PROVINCE OF CANADA,
              5.38%, 02/02/99 ......................................     146,548
    155,000   BUDGET FUNDING CORP., 5.54%, 09/16/98 ................     154,642
    108,000   CIESCO L.P., 5.52%, 09/10/98 .........................     107,851
    120,000   DAIMLER-BENZ NORTH AMERICA CORP., (GERMANY)
              5.55%, 09/24/98 ......................................     119,575
    150,000   DEN DANSKE CORP., (DENMARK) 5.53%, 09/04/98 ..........     149,931
    139,000   FORMOSA PLASTIC CORP. OF USA, SER. B,
              5.53%, 09/10/98 ......................................     138,808
    160,000   GENERAL ELECTRIC CAPITAL CORP., SER. A,
              MTN, 5.52%, 09/09/98 .................................     159,804
    150,000   GLENCORE FINANCE (BERMUDA), SER. B,
              5.53%, 09/18/98 ......................................     149,608
    160,000   KFW INTERNATIONAL FINANCE, 5.53%, 09/17/98 ...........     159,607
    145,000   METLIFE FUNDING INC., 5.52%, 09/10/98 ................     144,800
    150,000   NATIONWIDE BUILDING SOCIETY, (UNITED
              KINGDOM) 5.48%, 11/24/98 .............................     148,082
    113,000   SVENSKA HANDELSBANK, INC., (SWEDEN)
              5.52%, 09/24/98 ......................................     112,601
                                                                      ----------
              TOTAL COMMERCIAL PAPER
              (COST $1,791,734) ....................................   1,791,734
                                                                      ----------
              TOTAL INVESTMENTS--100.1%
              (COST $3,282,311)** ..................................  $3,282,311
                                                                      ==========

INDEX:
*   = Non-income producing securities
**  = The cost of securities is substantially the same for federal income tax purposes
#   = Security may only be sold to institutional buyers
+   = All or a portion of this security is segregated
ADR = American Depository Receipt
DN  = Discount Note
FRN = Floating Rate Note: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at August 31, 1998.
GDR = Global Depository Receipt
MTN = Medium Term Note
TBA = To be announced

                       See notes to financial statements.

                                  Statement of Assets and Liabilities    page 19
                                                      August 31, 1998


                                                                           GROWTH AND       CAPITAL     INTERNATIONAL
                                                                             INCOME         GROWTH          EQUITY
                                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                         -------------- -------------- ---------------
ASSETS:
 Investment securities, at value (Note 1)                                 $ 17,447,837   $ 11,136,357    $5,781,067
 Cash                                                                              235            159       196,504
 Foreign Currency (Cost $118,539)                                                   --             --       119,878
 Other assets (a)                                                                  250            166        83,848
 Receivables:
  Open forward foreign currency contracts                                           --             --        53,347
  Investment securities sold                                                        --             --       174,228
  Dividends and Interest                                                        19,178          5,823        17,613
  Expense reimbursement from Sub-administrator                                      --             --            --
  Portfolio shares sold                                                            125             92            95
                                                                          ------------   ------------    ----------
   TOTAL ASSETS                                                             17,467,625     11,142,597     6,426,580
                                                                          ------------   ------------    ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                                   --             --        20,411
  Portfolio shares redeemed                                                      1,264            502           442
  Open forward foreign currency contracts                                           --             --        40,994
  Variation margin                                                                  --             --         8,859
 Accrued liabilities: (Note 2)
  Custody fees                                                                  22,571         15,602         3,226
  Other                                                                         74,079         30,729        34,821
                                                                          ------------   ------------    ----------
   TOTAL LIABILITIES                                                            97,914         46,833       108,753
                                                                          ------------   ------------    ----------
NET ASSETS:
 Paid in capital                                                            17,321,875     11,357,267     6,566,052
 Accumulated undistributed net investment income                                92,433         62,324        (3,409)
 Accumulated net realized gain (loss) on investment and
  futures transactions                                                       2,973,953        930,334       347,352
 Net unrealized appreciation (depreciation) of investments, futures and
  assets and liabilities denominated in foreign currencies                  (3,018,550)    (1,254,161)     (592,168)
                                                                          ------------   ------------    ----------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                                  $ 17,369,711   $ 11,095,764    $6,317,827
                                                                          ============   ============    ==========
    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)                 1,404,813        946,752       655,819

    Net asset value, redemption price per share and
    maximum offering price per share                                      $      12.36   $      11.72    $     9.63

    Cost of investments                                                   $ 20,466,387   $ 12,390,518    $6,379,911
                                                                          ------------   ------------    ----------



                                                                              ASSET      U.S. GOVERNMENT      MONEY
                                                                           ALLOCATION         INCOME          MARKET
                                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                         -------------- ----------------- -------------
ASSETS:
 Investment securities, at value (Note 1)                                  $8,297,956      $6,496,577      $3,282,311
 Cash                                                                           1,773          35,139             347
 Foreign Currency (Cost $118,539)                                                  --              --              --
 Other assets (a)                                                                 107              78              40
 Receivables:
  Open forward foreign currency contracts                                          --              --              --
  Investment securities sold                                                1,020,028              --              --
  Dividends and Interest                                                       42,299          68,758              --
  Expense reimbursement from Sub-administrator                                  4,000           8,000          22,004
  Portfolio shares sold                                                            92              --              --
                                                                           ----------      ----------      ----------
   TOTAL ASSETS                                                             9,366,255       6,608,552       3,304,702
                                                                           ----------      ----------      ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                           1,514,330             852              --
  Portfolio shares redeemed                                                       177              --              29
  Open forward foreign currency contracts                                          --              --              --
  Variation margin                                                              1,719              --              --
 Accrued liabilities: (Note 2)
  Custody fees                                                                 19,412          16,094           3,000
  Other                                                                        17,829          10,177          22,565
                                                                           ----------      ----------      ----------
   TOTAL LIABILITIES                                                        1,553,467          27,123          25,594
                                                                           ----------      ----------      ----------
NET ASSETS:
 Paid in capital                                                            7,508,089       6,004,922       3,279,096
 Accumulated undistributed net investment income                              144,502         278,334             409
 Accumulated net realized gain (loss) on investment and
  futures transactions                                                        770,682          (5,875)           (397)
 Net unrealized appreciation (depreciation) of investments, futures and
  assets and liabilities denominated in foreign currencies                   (610,485)        304,048              --
                                                                           ----------      ----------      ----------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                                   $7,812,788      $6,581,429      $3,279,108
                                                                           ==========      ==========      ==========
    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)                  733,982         650,225       3,279,082

    Net asset value, redemption price per share and
    maximum offering price per share                                       $    10.64      $    10.12      $     1.00

    Cost of investments                                                    $8,907,501      $6,192,529      $3,282,311
                                                                           ----------      ----------      ----------

(a) Including cash segregated for margin on futures contracts.


                       See notes to financial statements.

page 20    Statement of Operations
           For the year ended August 31, 1998


                                                                  Growth and       Capital        International
                                                                    Income          Growth            Equity
                                                                  Portfolio       Portfolio         Portfolio
                                                               --------------- ---------------   ---------------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                        $    77,099     $   125,008        $  21,180
 Dividends                                                           225,850          86,572           66,656
 Foreign taxes withheld                                               (1,249)           (342)          (5,571)
                                                                 -----------     -----------        ---------
  TOTAL INVESTMENT INCOME                                            301,700         211,238           82,265
                                                                 -----------     -----------        ---------
EXPENSES:
 Investment advisory fees (Note 2)                                   107,568          78,176           50,982
 Administration fees (Note 2)                                         35,856          26,059           12,755
 Accounting fees                                                          --              --           64,999
 Custodian fees                                                       61,279          64,237           24,398
 Printing and postage                                                 46,151          20,178            8,031
 Professional fees                                                    43,576          30,855           31,976
 Trustees fees and expenses                                              896             651              319
 Miscellaneous expenses                                                9,585           1,374            1,000
                                                                 -----------     -----------        ---------
  TOTAL EXPENSES                                                     304,911         221,530          194,460
                                                                 -----------     -----------        ---------
 Less amounts waived (Note 2)                                        143,424         104,235           63,737
 Less amounts borne by VFD (Note 2)                                       --              --           60,623
                                                                 -----------     -----------        ---------
  NET EXPENSES                                                       161,487         117,295           70,100
                                                                 -----------     -----------        ---------
  NET INVESTMENT INCOME                                              140,213          93,943           12,165
                                                                 -----------     -----------        ---------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                           3,688,903       1,362,111          474,168
 Futures transactions                                                     --              --          (45,428)
 Foreign exchange transactions                                            --              --          (51,069)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                      (5,264,810)     (3,730,448)        (630,184)
 Futures transactions                                                     --              --           (8,859)
 Foreign currency contracts and foreign currency translation              --              --           27,873
                                                                 -----------     -----------        ---------
Net realized and unrealized gain (loss)                           (1,575,907)     (2,368,337)        (233,499)
                                                                 -----------     -----------        ---------
Net increase (decrease) in net assets from operations           ($ 1,435,694)   ($ 2,274,394)      ($ 221,334)
                                                                 ===========     ===========        =========


                                                                     Asset       U.S. Government      Money
                                                                   Allocation         Income         Market
                                                                   Portfolio        Portfolio       Portfolio
                                                                --------------- ----------------- ------------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                         $    225,288      $336,625        $192,632
 Dividends                                                              57,936            --              --
 Foreign taxes withheld                                                   (431)           --              --
                                                                  ------------      --------        --------
  TOTAL INVESTMENT INCOME                                              282,793       336,625         192,632
                                                                  ------------      --------        --------
EXPENSES:
 Investment advisory fees (Note 2)                                      42,474        27,037           8,742
 Administration fees (Note 2)                                           15,445        10,815           6,979
 Accounting fees                                                            --            --              --
 Custodian fees                                                         62,132        50,810          40,863
 Printing and postage                                                    6,713         1,191           1,192
 Professional fees                                                      18,236        17,161          20,224
 Trustees fees and expenses                                                386           270             175
 Miscellaneous expenses                                                  2,241           500             549
                                                                  ------------      --------        --------
  TOTAL EXPENSES                                                       147,627       107,784          78,724
                                                                  ------------      --------        --------
 Less amounts waived (Note 2)                                           57,919        37,852          15,721
 Less amounts borne by VFD (Note 2)                                     24,089        26,673          43,771
                                                                  ------------      --------        --------
  NET EXPENSES                                                          65,619        43,259          19,232
                                                                  ------------      --------        --------
  NET INVESTMENT INCOME                                                217,174       293,366         173,400
                                                                  ------------      --------        --------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                               876,005        (4,875)           (380)
 Futures transactions                                                  (15,236)           --              --
 Foreign exchange transactions                                              --            --              --

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                        (1,191,328)      270,455              --
 Futures transactions                                                     (941)           --              --
 Foreign currency contracts and foreign currency translation                --            --              --
                                                                  ------------      --------        --------
Net realized and unrealized gain (loss)                               (331,500)      265,580            (380)
                                                                  ------------      --------        --------
Net increase (decrease) in net assets from operations            ($    114,326)     $558,946        $173,020
                                                                  ============      ========        ========



                       See notes to financial statements.

                                   Statement of Changes in Net Assets    page 21
                                        For the year ended August 31,



                                                    Growth and Income                Capital Growth
                                                        Portfolio                       Portfolio
                                             ------------------------------- -------------------------------
                                                   1998            1997            1998            1997
                                             --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                        $   140,213     $   136,850     $    93,943     $    63,795
 Net realized gain (loss) on investment and
 foreign currency transactions                  3,688,903       1,488,185       1,362,111         790,892
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency transactions                         (5,264,810)      1,876,210      (3,730,448)      1,575,253
                                              -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      (1,435,694)      3,501,245      (2,274,394)      2,429,940
                                              -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                           (152,413)       (100,605)        (75,294)        (57,567)
 Net realized gain on investment
 transactions                                  (2,095,439)     (1,052,999)     (1,086,897)     (1,021,229)
                                              -----------     -----------     -----------     -----------
                                               (2,247,852)     (1,153,604)     (1,162,191)     (1,078,796)
                                              -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                              6,051,590       4,572,685       2,159,053       3,112,197
                                              -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS           2,368,044       6,920,326      (1,277,532)      4,463,341
NET ASSETS:
 Beginning of period                           15,001,667       8,081,341      12,373,296       7,909,955
                                              -----------     -----------     -----------     -----------
 End of period                                $17,369,711     $15,001,667     $11,095,764     $12,373,296
                                              ===========     ===========     ===========     ===========





                                                 International Equity           Asset Allocation
                                                      Portfolio                     Portfolio
                                             ---------------------------- -----------------------------
                                                  1998          1997            1998           1997
                                             ------------- -------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                        $   12,165     $   94,650      $   217,174   $  168,248
 Net realized gain (loss) on investment and
 foreign currency transactions                   377,671        229,815          860,769      399,608
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency transactions                          (611,170)        23,702       (1,192,269)     466,666
                                              ----------     ----------      -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       (221,334)       348,167         (114,326)   1,034,522
                                              ----------     ----------      -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          (103,835)       (53,064)        (188,322)    (118,324)
 Net realized gain on investment
 transactions                                   (217,881)      (346,955)        (398,931)    (611,347)
                                              ----------     ----------      -----------   ----------
                                                (321,716)      (400,019)        (587,253)    (729,671)
                                              ----------     ----------      -----------   ----------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                             1,440,335      1,571,627        2,232,224    1,944,075
                                              ----------     ----------      -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS            897,285      1,519,775        1,530,645    2,248,926
NET ASSETS:
 Beginning of period                           5,420,542      3,900,767        6,282,143    4,033,217
                                              ----------     ----------      -----------   ----------
 End of period                                $6,317,827     $5,420,542      $ 7,812,788   $6,282,143
                                              ==========     ==========      ===========   ==========



                                                 U.S. Government Income          Money Market
                                                      Portfolio                    Portfolio
                                             -------------------------- -----------------------------
                                                  1998         1997           1998           1997
                                             ------------- ------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                        $  293,366    $  200,891    $   173,400     $  161,224
 Net realized gain (loss) on investment and
 foreign currency transactions                    (4,875)       (1,000)          (380)           (11)
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency transactions                           270,455        62,226             --             --
                                              ----------     ----------    -----------     ----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        558,946       262,117        173,020        161,213
                                              ----------    ----------    -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          (152,142)     (175,708)      (172,997)      (161,224)
 Net realized gain on investment
 transactions                                         --      (107,377)            --             --
                                              ----------    ----------    -----------     ----------
                                                (152,142)     (283,085)      (172,997)      (161,224)
                                              ----------    ----------    -----------     ----------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                             2,373,233       828,347     (1,575,230)     1,903,996
                                              ----------    ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS          2,780,037       807,379     (1,575,207)     1,903,985
NET ASSETS:
 Beginning of period                           3,801,392     2,994,013      4,854,315      2,950,330
                                              ----------    ----------    -----------     ----------
 End of period                                $6,581,429    $3,801,392    $ 3,279,108     $4,854,315
                                              ==========    ==========    ===========     ==========



                       See notes to financial statements.

page 22    Financial Highlights


                                                          Growth and Income                            Capital Growth
                                                              Portfolio                                   Portfolio
                                           ------------------------------------------------ -------------------------------------
                                                        Year Ended               03/01/95*                Year Ended
                                                        August 31,                through                 August 31,
                                               1998         1997        1996      08/31/95       1998         1997        1996
                                           ------------ ----------- ----------- ----------- ------------- ----------- --------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $ 15.16      $ 12.74     $11.48      $10.00       $ 15.52     $ 13.84     $ 11.90
                                             -------      -------     ------      ------       -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.091        0.149      0.294       0.110         0.100       0.088       0.158
 Net Gains or Losses on Investments
 (both realized and unrealized)               (0.709)       3.991      1.516       1.370        (2.374)      3.422       2.139
                                             -------      -------     ------      ------       -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS            (0.618)       4.140      1.810       1.480        (2.274)      3.510       2.297
                                             -------      -------     ------      ------       -------     -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.130        0.150      0.300          --         0.090       0.100       0.142
 Distributions from capital gains              2.052        1.570      0.250          --         1.436       1.730       0.215
                                             -------      -------     ------      ------       -------     -------     -------
  TOTAL DISTRIBUTIONS                          2.182        1.720      0.550          --         1.526       1.830       0.357
                                             -------      -------     ------      ------       -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $ 12.36      $ 15.16     $12.74      $11.48       $ 11.72     $ 15.52     $ 13.84
                                             =======      =======     ======      ======       =======     =======     =======
TOTAL RETURN                                  (5.45%)      35.53%     16.24%      14.80%       (16.38%)     27.27%      19.66%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $17,370      $15,002     $8,081      $6,247       $11,096     $12,373      $7,910
 Ratios to Average Net Assets#:
  Expenses                                     0.90%        0.90%      0.90%       0.90%         0.90%       0.90%       0.90%
  Net investment income                        0.78%        1.18%      1.71%       2.14%         0.72%       0.64%       0.97%
  Expenses without waivers and
  assumption of expenses                       1.70%        1.70%      1.98%       1.80%         1.70%       1.70%       1.97%
  Net investment income without
  waivers and assumption of expenses          (0.02%)       0.38%      0.63%       1.24%        (0.08%)     (0.16%)    (0.09)%
Portfolio Turnover Rate                         170%          89%       129%         32%           71%         54%        107%



                                             Capital
                                              Growth                   International Equity
                                            Portfolio                       Portfolio
                                           -----------  -------------------------------------------------
                                            03/01/95*                 Year Ended                03/01/95*
                                             through                  August 31,                 through
                                             08/31/95        1998          1997        1996     08/31/95
                                           ----------- --------------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period         $10.00         $10.45      $10.59      $ 10.89     $10.00
                                              ------         ------      ------      -------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.055          0.020(b)    0.190        0.216      0.101
 Net Gains or Losses on Investments
 (both realized and unrealized)                1.845         (0.282)      0.650        0.034      0.789
                                              ------         ------      -------     -------     ------
  TOTAL FROM INVESTMENT OPERATIONS             1.900         (0.262)      0.840        0.250      0.890
                                              ------         ------      -------     -------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income             --          0.175       0.130        0.250         --
 Distributions from capital gains                 --          0.382       0.850        0.300         --
                                              ------         ------      ------      -------     ------
  TOTAL DISTRIBUTIONS                             --          0.557       0.980        0.550         --
                                              ------         ------      ------      -------     ------
NET ASSET VALUE, END OF PERIOD                $11.90         $ 9.63      $10.45      $ 10.59     $10.89
                                              ======         ======      ======      =======     ======
TOTAL RETURN                                  19.00%         (2.46%)      8.27%        2.42%      8.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)      $6,329         $6,318      $5,421      $ 3,901     $5,482
 Ratios to Average Net Assets#:
  Expenses                                     0.90%          1.10%       1.11%        1.10%      1.09%
  Net investment income                        1.04%          0.19%       1.96%        0.82%      1.92%
  Expenses without waivers and
  assumption of expenses                       1.80%          3.05%       2.99%        4.22%      2.90%
  Net investment income without
  waivers and assumption of expenses           0.14%         (1.76%)      0.08%      (2.30)%      0.11%
Portfolio Turnover Rate                          28%           157%        158%         200%        75%


                                                          Asset Allocation                      U.S. Government Income
                                                              Portfolio                               Portfolio++
                                           ----------------------------------------------- ---------------------------------
                                                        Year Ended              03/01/95*              Year Ended
                                                        August 31,               through               August 31,
                                               1998        1997        1996      08/31/95     1998       1997        1996
                                           ----------- ----------- ----------- ----------- ---------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period         $11.57      $11.15      $11.04      $10.00     $ 9.40     $ 9.53     $10.69
                                               ------      ------      ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.282       0.328       0.657       0.205      0.391      0.522      1.173
 Net Gains or Losses on Investments
 (both realized and unrealized)                (0.248)      1.942       0.488       0.835      0.635      0.218     (0.858)
                                               ------      ------      ------     -------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS              0.034       2.270       1.145       1.040      1.026      0.740      0.315
                                               ------      ------      ------      ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income           0.300       0.300       0.670          --      0.306      0.540      1.134
 Distributions from capital gains               0.664       1.550       0.365          --         --      0.330      0.341
                                               ------      ------      ------      ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                           0.964       1.850       1.035          --      0.306      0.870      1.475
                                               ------      ------      ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                 $10.64      $11.57      $11.15      $11.04     $10.12     $ 9.40     $ 9.53
                                               ======      ======      ======      ======     ======     ======     ======
TOTAL RETURN                                   (0.04%)     22.61%      10.90%      10.40%     11.12%      8.11%      2.62%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)       $7,813      $6,282      $4,033      $5,546     $6,581     $3,801     $2,994
 Ratios to Average Net Assets#:
  Expenses                                      0.85%       0.85%       0.85%       0.85%      0.80%      0.80%      0.80%
  Net investment income                         2.81%       3.28%       3.18%       3.86%      5.40%      5.91%      6.06%
  Expenses without waivers and
  assumption of expenses                        1.91%       2.03%       2.33%       1.65%      1.99%      1.50%      1.79%
  Net investment income without
  waivers and assumption of expenses            1.75%       2.10%       1.71%       3.06%      4.21%      5.21%      5.08%
Portfolio Turnover Rate                          162%        122%        155%         45%        14%        40%        83%



                                              U.S.
                                            Government
                                              Income                    Money Market
                                           Portfolio++                   Portfolio
                                           -----------    ---------------------------------------
                                            03/01/95*             Year Ended             03/01/95*
                                             through              August 31,              through
                                             08/31/95     1998       1997       1996     08/31/95
                                           ----------- ---------- ---------- ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period        $10.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                              ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.322      0.050      0.048      0.050      0.028
 Net Gains or Losses on Investments
 (both realized and unrealized)                0.368         --         --         --         --
                                              ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS             0.690      0.050      0.048      0.050      0.028
                                              ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income             --      0.050      0.048      0.050      0.028
 Distributions from capital gains                 --         --         --         --         --
                                              ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                             --      0.050      0.048      0.050      0.028
                                              ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                $10.69     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                              ======     ======     ======     ======     ======
TOTAL RETURN                                   6.90%      5.04%      4.93%      5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)      $5,390     $3,279     $4,854     $2,950     $5,422
 Ratios to Average Net Assets#:
  Expenses                                     0.80%      0.55%      0.55%      0.55%      0.55%
  Net investment income                        6.19%      4.94%      4.84%      5.10%      5.46%
  Expenses without waivers and
  assumption of expenses                       1.62%      2.24%      1.46%      1.74%      1.21%
  Net investment income without
  waivers and assumption of expenses           5.37%      3.25%      3.93%      3.90%      4.80%
Portfolio Turnover Rate                          46%         --         --         --         --

*  Commencement of operations.
#  Short periods have been annualized.
++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.
b Net investment income per share has been calculated based on average shares outstanding during the period.


                       See notes to financial statements.

                                        Notes to Financial Statements    page 23


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP"), and Money Market Portfolio ("MMP").

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C. Repurchase agreements--It is the portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

    D. Futures Contracts--When a portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

       The IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities, when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used
page 24    Notes to Financial Statements


       for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subject the Portfolio to unlimited risk of loss.

       AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the portfolio.

       As of August 31, 1998, the IEP and AAP had outstanding futures contracts as described on the respective Portfolio of Investments.

    E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

       (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

       (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

       Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

    G. Federal Income Tax Status--It is the Trust's policy to comply individually for each portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    H. Dividends and Distributions to Shareholders--The portfolios record dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. IEP accumulated undistributed net investment income was decreased by $19,568 and undistributed net realized gain was increased by $19,568. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    I. Expenses--Direct expenses of a portfolio are charged to the respective Portfolio and general Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES

    A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International

                                        Notes to Financial Statements    page 25

       Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived all its fees.

       Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolio's, 0.25% of the Asset Allocation and U.S. Government Income Portfolio's and 0.10% of the Money Market Portfolio's average daily net assets.
       Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

    B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived all of its fees.

    C. Sub-Administration Fees--Pursuant to a Sub-administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-administrator voluntarily waived all of its fees.

    D. Assumption of Expenses--For the year ended August 31, 1998, the Sub-administrator voluntarily assumed expenses for the portfolios as follows:



                                    U.S.
  International       Asset      Government     Money
      Equity       Allocation      Income       Market
    Portfolio       Portfolio     Portfolio   Portfolio
    ---------       ---------     ---------    --------
$        60,623    $   24,089    $   26,673  $  43,771
 ---------------    ----------    ----------  ---------

    E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as Custodian fees.

       The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended August 31, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:


                                                 Accrued
                                     Pension     Pension
  Portfolio:                         Expenses    Liability
                                     --------    ---------
  Growth and Income Portfolio        $    321   $     937
  Capital Growth Portfolio                245         767
  International Equity Portfolio          115         387
  Asset Allocation Portfolio              137         434
  U.S. Government Income
  Portfolio                                90         309
  Money Market Portfolio                   65         244


3. INVESTMENT TRANSACTIONS--For the year ended August 31, 1998, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:



                                                                                U.S.
                     Growth         Capital        Intl.         Asset        Government
                     & Income       Growth         Equity       Allocation      Income
                     Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
                   -----------       --------      --------      --------     --------
Purchases
(excluding
U.S. Government)   $32,592,802     $10,008,310    $9,744,296    $8,550,255   $       --
Sales (excluding
U.S. Government)    28,467,067       9,142,268     8,878,574     7,841,334           --
Purchases of
U.S. Government             --              --            --     3,237,883    2,406,283
Sales of
U.S. Government             --              --            --     2,500,523      600,000

page 26
Notes to Financial Statements


4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31, 1998 are as follows:


                                                                                         U.S.
                        Growth          Capital           Intl.          Asset         Government
                       & Income          Growth          Equity         Allocation       Income
                       Portfolio        Portfolio        Portfolio      Portfolio      Portfolio
                     -----------         --------         -------        --------      ---------
  Aggregate Cost      $20,507,554       $ 12,390,518    $  6,387,165    $ 8,914,834    $ 6,192,529
                     ------------       ------------    ------------    -----------    -----------
  Gross
  Unrealized
  Appreciation            541,748          1,223,925         450,762        244,524        306,739
  Gross
  Unrealized
  Depreciation         (3,601,465)        (2,478,086)     (1,056,860)      (861,402)        (2,691)
                     ------------       ------------    ------------    -----------    -----------
  Net Unrealized
  Appreciation
  (Depreciation)     $(3,059,717)       $ (1,254,101)   $   (606,098)   $  (616,878)   $   304,048
                     ============       ============    ============    ===========    ===========

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest for the periods presented were as follows:


                                       Growth and Income Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                    ------------------------------    ---------------------------------
                                        Amount           Shares           Amount           Shares
                                    ------------         ------       ----------           ------
    Shares sold                       $ 7,392,467          487,129     $  5,749,214          426,540
    Shares issued in reinvestment
    of distributions                    2,247,852          162,983        1,153,604           93,214
    Shares redeemed                    (3,588,729)        (234,746)      (2,330,133)        (164,444)
                                    -------------        ---------    -------------        ---------
    Net increase (decrease) in
    Trust shares outstanding          $ 6,051,590          415,366     $  4,572,685          355,310
                                    =============        =========    =============        =========
                                     Capital Growth Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                    ------------------------------    ---------------------------------
                                        Amount           Shares           Amount           Shares
                                    -------------        ---------    -------------        ---------
    Shares sold                       $ 4,208,043          270,050     $  3,889,436          271,956
    Shares issued in reinvestment
    of distributions                    1,162,192           81,196        1,078,795           78,724
    Shares redeemed                    (3,211,182)        (201,529)      (1,856,034)        (125,230)
                                    -------------        ---------    -------------        ---------
    Net increase (decrease) in
    Trust shares outstanding          $ 2,159,053          149,717     $  3,112,197          225,450
                                    =============        =========    =============        =========
                                     International Equity Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                    ------------------------------    ---------------------------------
                                        Amount           Shares           Amount           Shares
                                    -------------        ---------    -------------        ---------
    Shares sold                       $ 1,608,468          150,107     $  1,376,612          129,737
    Shares issued in reinvestment
    of distributions                      321,716           33,368          400,018           39,666
    Shares redeemed                      (489,849)         (46,315)        (205,003)         (19,191)
                                    -------------        ---------    -------------        ---------
    Net increase (decrease) in
    Trust shares outstanding          $ 1,440,335          137,160     $  1,571,627          150,212
                                    =============        =========    =============        =========



                                      Asset Allocation Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                    -------------                     -------------
                                        Amount           Shares           Amount           Shares
                                   ------------------------------    ----------------------------------
    Shares sold                       $ 2,149,078          182,176     $  1,347,903          121,979
    Shares issued in reinvestment
    of distributions                      587,253           52,028          729,672           71,619
    Shares redeemed                      (504,107)         (43,387)        (133,500)         (12,026)
                                    -------------        ---------    -------------        ---------
    Net increase (decrease) in
    Trust shares outstanding          $ 2,232,224          190,817     $  1,944,075          181,572
                                    =============        =========    =============        =========
                                    U.S. Government Income Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                   ------------------------------    ----------------------------------
                                        Amount           Shares           Amount           Shares
                                    -------------        ---------    -------------        ---------
    Shares sold                       $ 2,677,221          276,633     $    696,656           75,260
    Shares issued in reinvestment
    of distributions                      152,142           15,978          283,085           31,241
    Shares redeemed                      (456,130)         (46,840)        (151,394)         (16,243)
                                    -------------        ---------    -------------        ---------
    Net increase (decrease) in
    Trust shares outstanding          $ 2,373,233          245,771     $    828,347           90,258
                                    =============        =========    =============        =========
                                         Money Market Portfolio
                                                           Year Ended August 31
                                    -------------------------------------------------------------------
                                         1998                                       1997
                                   ------------------------------    ----------------------------------
                                        Amount           Shares           Amount           Shares
                                    -------------        ---------    -------------        ---------
    Shares sold                       $   827,196          827,196     $  3,081,078        3,081,078
    Shares issued in reinvestment
    of distributions                      179,352          179,352          161,224          161,224
    Shares redeemed                    (2,581,778)      (2,581,778)      (1,338,306)      (1,338,306)
                                    -------------       ----------    -------------       ----------
    Net increase (decrease) in
    Trust shares outstanding         ($ 1,575,230)      (1,575,230)    $  1,903,996        1,903,996
                                    =============       ==========    =============       ==========


6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the International Equity Portfolio at August 31, 1998:

                                                                            Unrealized
       Contract Amount               Contract Amount         Settlement     Gain/(Loss)
       Purchased/(Sold)              Sold/(Purchased)           Date           (USD)
-----------------------------   -------------------------   ------------   ------------
Unrealized Gain
-----------------------------
        178,930 (DEM)                  100,000 (USD)          09/01/98     $  1,781
        293,118 (GBP)               69,000,000 (JPY)          09/10/98          750
     69,000,000 (JPY)                  290,967 (GBP)          09/10/98        2,854
   (102,336,500) (JPY)                (781,971) (USD)         11/10/98       47,962
                                                                           --------
                                                                            $53,347
                                                                           --------
Unrealized Loss
-----------------------------
        499,115 (DEM)               41,160,000 (JPY)          09/10/98     $ (8,518)
    707,275,000 (ITL)                  250,000 (GBP)          11/10/98      (10,459)
    (84,600,000) (ITL)                 (47,396) (USD)         09/02/98       (1,262)
    (10,000,000) (JPY)                 (69,735) (USD)         09/01/98       (1,258)
     78,336,500 (JPY)                  575,570 (USD)          11/10/98      (13,701)
     24,000,000 (JPY)                  177,936 (USD)          11/10/98       (5,796)
                                                                           --------
                                                                           $(40,994)
                                                                           --------

DEM = Deutsche Mark
GBP = Great British Pound
ITL = Italian Lira
JPY = Japanese Yen

                                        Notes to Financial Statements    page 27



7. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                   Net
                         Delivery                    Market     Unrealized
                       Value (Local                  Value      Gain (Loss)
Currency                 Currency)    Cost (USD)     (USD)         (USD)
---------------------- ---------      ----------     ------     ----------
Australian Dollar          1,159      $    719       $    663   $  (56)
Austrian Schilling         5,980           466            483       17
Belgian Franc             70,653         1,939          1,943        4
Finnish Markka             1,157           211            216        5
French Franc               6,772         1,120          1,149       29
German Deutsche Mark       1,109           612            631       19
Great British Pound          408           680            683        3
Hong Kong Dollar             247            32             32        0
Indonesian Rupiah        894,077            58             80       22
Irish Punt                 7,000        10,259          9,976     (283)
Italian Lira           3,027,212         1,712          1,741       29
Japanese Yen           4,927,365        34,897         34,975       78
Malaysian Ringgit          2,220           524            530        6
Netherlands Guilder       17,603         8,761          8,871      110
Philippine Peso           22,439           535            512      (23)
Portuguese Escudo         47,106           257            261        4
Singapore Dollar             258           154            146       (8)
Spanish Peseta         6,797,827        44,332         45,534    1,202
Swedish Krona             19,807         2,517          2,456      (61)
Swiss Franc               12,938         8,727          8,973      246
Thai Baht                    964            27             23       (4)
                                      --------       --------   ------
Total                                 $118,539       $119,878   $1,339
                                      ========       ========   ======

8. CONCENTRATION OF SHAREHOLDERS
   At August 31, 1998, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


9. CONCENTRATION OF CREDIT RISK
   As of August 31, 1998, MMP invested 42.3% of its net assets in financial institutions, of which 31.2% was invested in other financial service providers and 11.1% in Banking. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

   IEP invested 22.2% of its net assets in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

10. BANK BORROWINGS
    IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, which enables it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP, based on its borrowings at a rate equal to the sum of the Federal Funds Rate plus 0.35%. Borrowings are payable on demand. IEP pays a committment fee of approximately $200 annually.

    IEP had no borrowings outstanding at August 31, 1998.

page 28    Report of Independent Accountants

To the Trustees and Shareholders of
Mutual Fund Variable Annuity Trust


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio (formerly U.S. Treasury Income Portfolio), and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 9, 1998

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A-7036-CRT
(C)The Chase Manhattan Corporation, 1998. All Rights Reserved.

October 1998                                                         F-7036(CMB)
                                                                      VCA-2-1098